THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

THIS REINSURANCE AGREEMENT

is made between

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

Effective Date of Agreement: January 1, 2005

This Agreement may be referred to as Agreement No: MH19C03

TABLE OF CONTENTS

ARTICLE I	1

BUSINESS REINSURED	1
Policies, Benefits, and Riders under Plans listed in Exhibit A-I	1
Policies, Benefits, and Riders under Existing Life Insurance Policies of the Company	1
Currency	1
Underwriting Forms, Evidence and Issue Rules	1

ARTICLE II	2

REQUIREMENTS FOR REINSURANCE COVERAGE	2
Automatic Coverage	2
Facultative Coverage	2

ARTICLE III	3

REINSURANCE CESSIONS	3
Automatic Cessions	3
Facultative Cessions	3
Data Notification	3

ARTICLE IV	4

STATEMENT OF ACCOUNT	4
Premium and Claims Accounting	4
Non-Payment of Premiums	4
Unearned Premium	5

ARTICLE V	6

CHANGES TO BUSINESS REINSURED	6
Conversions	6
Conversions with Increases	6
Policy Changes	6
Plan Changes	6
Increase in Amount and Re-underwriting	7
Reductions	7
Special Changes	7
Lapses	8
Reinstatements	8

ARTICLE VI	9

RETENTION LIMIT CHANGES	9
Recapture	9

ARTICLE VII	11

LIABILITY	11
Automatic Reinsurance	11

Facultative Reinsurance	11
Duration	11
Temporary Insurance Agreement or Interim Receipt	11

ARTICLE VIII	12

CLAIMS	12
Claims Decision	12
Initial Notice of Claim	12
Claim Proofs	12
Ceded Claim Settlements	13
Contested Claims and Rescissions	13
Ceded Benefits Payable	13
Misstatement of Age or Sex	13
Expenses	14
Extra Contractual Damages	14

ARTICLE IX	15

DISPUTE RESOLUTION	15
Oversights	15
Arbitration	15

ARTICLE X	17

FINANCIAL IMPAIRMENT AND INSOLVENCY	17
Financial Impairment the Reinsurer	17
Insolvency	17

ARTICLE XI	20

TAXES & EXPENSES	20
DAC Tax	20
The Reinsurer’s Taxes and Expenses	20

ARTICLE XII	21

Alterations to Agreement	21
Parties to Agreement	21
Assignment	21
Entire Agreement	21
Good Faith	21
Offset	22
Duration of Agreement	22
Severability	22
Benefit	22
Confidentiality	22
Construction	22
Lead Pool Reinsurer	22

EXHIBIT A-I	24

PLANS, RIDERS, AND BENEFITS REINSURED	24

EXHIBIT A-II	26

THE COMPANY’S UNDERWRITING FORMS,	26
EVIDENCE, AND ISSUE RULES	26
TEMPORARY INSURANCE AGREEMENT	26

EXHIBIT A-III	27

POOL PARTICIPANTS	27

EXHIBIT B	28

GENERAL PROVISIONS	28

EXHIBIT B-I	30

SINGLE LIFE	30
INSTRUCTIONS FOR ADMINISTRATION - YRT PREMIUM RATES	30

EXHIBIT B-II	33

SURVIVORSHIP LIFE	33
INSTRUCTIONS FOR ADMINISTRATION - YRT PREMIUM RATES	33

EXHIBIT C	36

RETENTION LIMITS	36

EXHIBIT D	37

AUTOMATIC LIMITS	37

EXHIBIT E	40

REINSURANCE REPORTS	40

EXHIBIT F	42

DAC TAX ELECTION	42

EXHIBIT G	43

LEAD REINSURER	43

ARTICLE I

Business Reinsured

Reinsurance under this Agreement shall be on an automatic and facultative basis.

Policies, Benefits, and Riders under Plans listed in Exhibit A-I

The Company will cede to the Reinsurer a portion of the Life Insurance Policies, Benefits, and Riders for the plans as listed in Exhibit A-I. These policies are reinsured under the General Provisions and Premium Rates set out in subsections of Exhibit B, and are also subject to terms and conditions described elsewhere in this Agreement.

Policies, Benefits, and Riders under Existing Life Insurance Policies of the Company

The Company will also cede to the Reinsurer a portion of any fully underwritten increase, after the Effective Date of this Agreement, in the amount at risk under life insurance policies, benefits and riders issued by the Company under plans of the Company existing at the Effective Date of this Agreement and which plans are not listed in Exhibit A-I.

This Agreement is applicable only to reinsurance of policies directly written by the Company. Any policies acquired by the Company through merger of another company, reinsurance, or purchase of another company’s policies are not included under the terms of this Agreement. However, reinsurance of such policies may be arranged by written agreement between the Company and the Reinsurer.

Currency

All cessions under this Agreement shall be affected in the currency specified in Exhibit B. Reinsurance premiums and liabilities shall be expressed and payable in that currency.

Underwriting Forms, Evidence and Issue Rules

The Company shall provide full disclosure of all material facts regarding the policies and benefits covered by this Agreement.

The Company’s Underwriting Forms and Evidence, which are available to the Reinsurer, are listed in Exhibit A-II.

If new material is published, or material changes are made in the information already filed, the Company agrees to promptly provide the Reinsurer with copies of such material.

ARTICLE II

Requirements for Reinsurance Coverage

Automatic Coverage

The Company shall cede to the Reinsurer a portion of the life insurance policies, supplementary benefits and riders listed in Exhibit A-I. The Reinsurer shall automatically accept its share of these policies, supplementary benefits and riders as described in the exhibits of this Agreement, provided that:

(a)	The Company keeps its full retention in accordance with the limits as set out in Exhibit C, or otherwise holds its full retention on a life under previously issued in-force policies; and

(b)

All amounts ceded to the Reinsurer must be HIV tested and fully underwritten according to the Company’s standard underwriting practices and criteria. For the maximum table rating that can be ceded on an automatic basis for individual policies see the tables in Exhibit D, Automatic Limits. For maximum table rating for survivorship policies, based on the better life, refer to the Exhibit D, Automatic Limits. For any voluntary underwriting exception, the Company will pay the Reinsurer the true underwriting class reinsurance premium or retain the risk. The Company’s preferred underwriting criteria, age and amount requirements and internal underwriting exception criteria are attached to and are part of the reinsurance agreement. Any proposed material changes to the Company preferred underwriting criteria, age and amount requirements and internal underwriting exception criteria shall be submitted to the Reinsurer for written approval prior to implementation. If the Reinsurer does not respond within thirty (30) days, it shall be presumed that the Reinsurer is agreeable to such modification; and

(c)	The total amount in-force and pending formal applications with all companies, without deducting the amounts to be replaced, does not exceed the Jumbo Limit outlined in Exhibit D; and

(d)	The amount to be reinsured under this Agreement in addition to the amount already reinsured on that life, does not exceed the Automatic Acceptance Limits specified in Exhibit D; and

(e)

The application is on a life, which has not been submitted on a facultative basis to the Reinsurer or any other reinsurer within the last three years, unless the reason for submitting the case on a facultative basis no longer applies.

Facultative Coverage

If the Company receives an application that meets any of the criteria below, the reinsurance shall be considered on a facultative basis:

(a)	The amount reinsured, in addition to the amount already reinsured on that life, exceeds the Automatic Acceptance Limits and the Jumbo Limits, outlined in Exhibit D; or

(b)

When the application is on a life for which the Company intends to retain less than its regular quota share, and the company does not hold its full retention on the life under previously issued in-force policies; or

(c)

The application is on a life for which, an application had been submitted by the Company on a facultative basis, to the Reinsurer or any other reinsurer within the last 3 years (unless the reason for submitting the case on a facultative basis no longer applies.)

The relevant terms and conditions of this Agreement shall apply to those facultative applications that are accepted by the Reinsurer.

ARTICLE III

Reinsurance Cessions

Automatic Cessions

For all automatic cessions the Company shall advise the Reinsurer in the manner described in Exhibit E.

The Company agrees to send copies of the application, underwriting papers and other papers for an automatic cession on any life upon the request from the Reinsurer.

Facultative Cessions

The Company may apply for reinsurance by sending to the Reinsurer copies of all pertinent papers, including the original application, medical examination, inspection reports, physician’s statements, urinalyses, and all other information that the Company may have relating to the insurability of the risk.

After consideration of the pertinent papers, the Reinsurer shall promptly inform the Company of its underwriting decision. If the underwriting decision is acceptable to the Company and the Company’s policy is subsequently placed in force in accordance with the Company’s placement rules, the Company shall advise the Reinsurer in the manner described in Exhibit E.

If any application to the Reinsurer is not to be placed with the Reinsurer, the Company shall advise the Reinsurer so that the Reinsurer can complete its records.

For all cessions reinsured hereunder, the Company shall advise the Reinsurer as outlined in Exhibit E.

Data Notification

The Company shall self-administer all business reinsured under this Agreement using the TAI System.

The Company shall provide the Reinsurer with the reports as set out in Exhibit E. The Company, upon request, will provide the Reinsurer with any other information related to the business reinsured under this Agreement and which the Reinsurer requires in order to complete its financial statements.

ARTICLE IV

Statement of Account

Premium and Claims Accounting

The premiums to be paid to the Reinsurer by the Company for reinsurance shall be in accordance with the terms set out in Exhibits B, B-I and B-II.

During each accounting period, the Company undertakes to send to the Reinsurer Billing Statements as set out in Exhibit E, showing all first year and renewal premiums for the next accounting period. Also included will be any adjustments made necessary by changes or corrections to reinsurance previously reported.

For all claims paid by the Company within the accounting period, the Company will submit to the Reinsurer a Statement of Reinsured Claims Collected, as referenced in Exhibit E. This is an itemized listing of benefits including the ceded death benefit, plus the Reinsurer’s proportionate share of the interest and expenses paid by the Company, that have been netted off the Reinsurer’s monthly Billing Statement(s).

The balance of account due shall then become payable. If the statement balance so calculated is due to the Reinsurer, the Company shall forward payment in settlement together with the statements. If the balance is due to the Company, the Reinsurer shall forward payment in settlement within thirty (30) days of receipt of the statements.

For balances remaining unpaid longer than thirty (30) days after the Reinsurer’s receipt of request for payment, the Company reserves the right to charge interest on the outstanding balance. The outstanding balance will incur interest calculated from that date using the “3 month” U.S. Treasury Bill rate reported for the last working date of the calendar month in the Wall Street Journal or a comparable publication.

The Company also reserves the right to net any balances that remain unpaid for more than thirty (30) days after the receipt of request for payment from the next reinsurance billing statement.

Non-Payment of Premiums

The Reinsurer may terminate its liability for any reinsurance for which the reinsurance premiums have not been paid within sixty (60) days after billing, by giving thirty (30) days written notice by registered mail of such action to the Company.

The Reinsurer reserves the right to charge interest on any balances remaining unpaid within thirty (30) days of the due date and/or when premiums for new business are not paid within one hundred and twenty (120) days of the issue date of the policy. Interest incurred will be calculated using the “3-month” US Treasury Bill rate reported for the last working date of the calendar month in the Wall Street Journal or a comparable publication.

ARTICLE IV (cont’d)

The Reinsurer’s right to terminate reinsurance for non-payment of premium shall not prejudice its right to collect premiums for the period the reinsurance was in force.

During the period premiums are outstanding, the Reinsurer may offset the amount of any premiums in arrears against amounts owed to the Company.

The Company shall not force termination under the provisions of this paragraph solely to avoid the recapture requirements or to transfer to another reinsurer the block of business reinsured under this Agreement.

Unearned Premium

The Company shall take credit, without interest, for any unearned premiums, net of commissions or allowances, arising due to reductions, terminations, lapses, cancellations or death claims, in its account.

ARTICLE V

Changes to Business Reinsured

Conversions

In the event of the conversion of a policy reinsured under this Agreement the policy arising from the conversion shall be reinsured with the Reinsurer. Premium rates outlined in Exhibit B-I and B-II shall be applied to the converted policy on a point-in-scale basis. A policy insured with the Company may convert to a policy with any of the Company’s affiliate companies.

Conversions with Increases

Automatic Cessions

If the amount of the policy arising from the conversion is increased at the time of the conversion, the Reinsurer’s share shall be increased proportionately, effective on the date of the conversion. The increased amount of the policy shall be subject to full underwriting by the Company, and the total amount reinsured shall not exceed the Automatic Limits as outlined in Exhibit D.

Facultative Cession

Any increase in amount shall be subject to the Reinsurer’s approval.

Premium rates shall be applied to the converted policy on a point-in-scale basis.

Policy Changes

Changes to policies reinsured under this Agreement shall be made in accordance with the provisions set out below.

If the change affects the plan, the amount of reinsurance, premiums, or commissions under the cession, the Company shall inform the Reinsurer in the subsequent Reinsurance Report as set out in Exhibit E.

Plan Changes

Automatic Cessions:

a)

Whenever the plan of insurance on any policy reinsured hereunder is being changed, including internal replacements, and the Company is not obtaining evidence in accordance with the Company’s full new business underwriting rules, or as agreed otherwise by the Company and the Reinsurer, the reinsurance shall remain in effect with the Reinsurer on the following basis:

(i)	the reinsurance rates and the durations shall be based on those applicable to the original cession; and

(ii)	the reinsurance amount at risk shall be determined according to the terms of this Agreement but in no event shall be more than the original cession at the time of the change in plan.

(iii)	The suicide and contestability period of the policy will be measured from the issue date of the original cession.

Internal replacements, as described above, may occur between the Company and any of its affiliate companies.

b)

Whenever the plan of insurance on any policy reinsured hereunder is being changed, including internal replacements, and full underwriting in accordance with the Company’s full new business underwriting rules is required, the policy will be considered new business and will be reinsured under the current pool open to new business, using first year rates based on attained age. The suicide and contestability period of such a policy will be measured from the current issue date, except in jurisdictions that require otherwise.

ARTICLE V (cont’d)

Facultative Cessions:

Any changes shall be subject to the Reinsurer’s approval only if the Company is obtaining evidence in accordance with the Company’s new business underwriting rules. The Company and the Reinsurer shall agree to the applicable reinsurance terms.

These practices will apply unless mutually agreed otherwise by the Company and the Reinsurer and described in the Exhibits.

Increase in Amount and Re-underwriting

Automatic Cessions:

Any re-underwriting, (including any change in mortality rating), or non-contractual increase in amount at risk for any cession shall be subject to the Company’s full new business underwriting rules or as agreed otherwise by the Company and the Reinsurer. The amount of the increase shall be subject to the terms set out in Exhibit B.

If the amount of the policy shall increase above the Jumbo Limit (Exhibit D), or if the amount to be reinsured exceeds the Automatic Coverage Limits (Exhibit D), the increase shall be subject to the Reinsurer’s approval.

Facultative Cessions:

Any re-underwriting or non-contractual increase, including any change in mortality rating shall be subject to the Reinsurer’s approval.

Reductions

If the amount of insurance of a policy issued by the Company is reduced then the amount of reinsurance on that policy shall be reduced in the same proportion that the original reinsurance amount bore to the original total face amount. The reduction shall be effective on the same date as the reduction under the original policy.

If the reinsurance for a policy has been placed with more than one reinsurer, the reduction shall be applied to all reinsurers in proportion to the amounts originally reinsured with each reinsurer.

If the insured has multiple policies, some which are reinsured and a fully retained policy lapses or reduces, the Company will not make any changes to the reinsured policies.

Special Changes

If any special or unusual change, which is not covered above and which may affect the terms of the cession in question, is requested, the Reinsurer’s approval shall be obtained before such a change becomes effective.

ARTICLE V (cont’d)

Lapses

When a reinsured policy is terminated due to a lapse, the cession in question shall be cancelled effective the same date. If the Company allows extended or reduced paid-up insurance following a lapse, the reinsurance will be appropriately amended. If the Company allows the policy to remain in force under its automatic premium loan regulations, the reinsurance shall continue unchanged and in force as long as such regulations remain in effect, except as provided for otherwise in this Agreement. If the policy continues in force without payment during any days of grace pending its termination, whether such continuance is as a result of a policy provision or a practice of the Company, the reinsurance will also continue without payment of premium and will terminate on the same date as the Company’s risk terminates.

Reinstatements

If a policy reinsured on an automatic basis is reinstated in accordance with the terms and normal Company rules and practices, the Reinsurer shall reinstate the reinsurance automatically.

If the Company collects premiums in arrears from the policyholder of a reinstated policy, it agrees to pay the Reinsurer all corresponding reinsurance premiums in arrears in connection with the reinstatement.

The Reinsurer’s approval is required only for the reinstatement of a facultative policy when the Company’s regular reinstatement rules indicate that more evidence than a Statement of Good Health is required.

Minimum Final Cession

Reinsurance under this Agreement shall be cancelled whenever the net amount at risk becomes less than the Minimum Final Cession amount set out in Exhibit B.

ARTICLE VI

Retention Limit Changes

The reinsurance under this Agreement shall be maintained in force without reduction except as specifically provided for elsewhere in this Agreement.

The Company may change its retention limits for the purposes of this Agreement on new business being issued at any time by giving written notice to the Reinsurer of the new retention limits and the effective date of the new retention schedule.

The Company’s retention limits for the purposes of this Agreement are set out in Exhibit C.

Recapture

If the Company increases its Corporate Retention Limits, as stated in Exhibit C, it shall give the Reinsurer written notice if it intends to recapture within 90 days of the effective date of the increase in its retention limits. The Company may apply the new retention limits to existing reinsurance and reduce reinsurance in force in accordance with the following rules.

The Company may also recapture business without an increase in its retention limits in accordance with the following rules.

(a)	The policy has satisfied the minimum in force period requirements outlined in Exhibit B.

(b)

A reduction may be made only if the Company retained its full retention (according to the quota share and excess retention arrangements as stated in Exhibit C) for the plan, age and mortality rating at the time the policy was issued.

(c)

Such reductions shall be made on the next policy anniversary of each cession affected from the effective date agreed to; or, reductions shall be made according to a “one-time” effective date of recapture that has been mutually agreed to by both parties to this Agreement.

(d)

For business ceded under the quota share parameters of this Agreement, recapture will be in the form of a decrease in the quota share percentage ceded to the pool. This decrease will apply to all such in force business reinsured under this Agreement provided the requirements set forth in paragraphs (a) and (b) above are satisfied.

(e)	For a conversion policy or re-entry, the recapture terms of the original policy will apply and the duration for the recapture period will be measured from the effective date of the original policy.

(f)

Any class of fully reinsured business or any classes of risks for which the Company established special retention limits less than the Company’s full quota share or absolute retention limits for the plan, age and mortality rating at the time the policy was issued are not eligible for reduction.

ARTICLE VI (cont’d)

(g)

If recapture is due to an increase in the Company’s retention limits, a reduction may be made only if the Company has applied its increase in retention in a consistent manner to all categories of its normal retention limits as stated in Exhibit C.

(h)

If recapture is due to an increase in the Company’s retention limits, in applying its new retention limits to existing reinsurance, the rating at the time of issue and the issue age of the existing reinsurance shall be used to determine the amount of the Company’s new retention.

(i)

Recapture as provided herein shall be optional with the Company, but if any reinsurance is recaptured, all reinsurance eligible for recapture under the provisions of this Article must be recaptured. If there is reinsurance in other companies on risks eligible for recapture, the necessary reduction is to be applied pro rata to the total outstanding reinsurance.

(j)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(k)

The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company has overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any commission or allowance and without interest.

(l)	The terms and conditions for the Company to recapture in force business due to financial impairment or insolvency of the Reinsurer are set out in Article X of this Agreement.

(m)

If the Company transfers business, which is reinsured under this Agreement, to a successor company then the successor company has the option to recapture the reinsurance, in accordance with the recapture criteria outlined in this section, only if the successor company has a higher retention limit than the Company.

ARTICLE VII

Liability

Automatic Reinsurance

The Reinsurer’s liability for any policy ceded on an automatic basis under this Agreement shall begin simultaneously with the Company’s contractual liability for the policy reinsured.

Facultative Reinsurance

If a policy covered under this Agreement is offered on a facultative basis for excess coverage to the Reinsurer, then the Reinsurer’s liability shall begin simultaneously with the Company’s contractual liability for this facultative policy, and providing that the requirements for facultative coverage described in Article II have been met.

The Reinsurer’s liability ceases if the Reinsurer declines the risk and duly notifies the Company or the Company declines the Reinsurer’s offer.

If a policy is submitted on a facultative basis for competitive reinsurance offers, the liability of the Reinsurer shall commence when the Reinsurer has received notice from the Company, during the lifetime of the insured, that the Reinsurer’s offer has been accepted.

The Company shall have ninety (90) days from the date of the Reinsurer’s final offer in which to place the policy with the insured/owner, after which time the Reinsurer’s offer shall expire unless the Reinsurer explicitly states in writing that the offer is extended for some further period.

The Reinsurer may assume liability for claims arising prior to the time of notification if it is shown to the satisfaction of the Reinsurer that the policy would have been reinsured with the Reinsurer.

Duration

The liability of the Reinsurer for all cessions under this Agreement shall cease at the same time as the liability of the Company ceases and shall not exceed the Company’s contractual liability under the terms of its policies.

Notwithstanding the foregoing, the Reinsurer may terminate its liability for any policies for which premium payments are in arrears, according to the terms set out in Article IV of this Agreement.

It is understood that the Reinsurer’s liability for a claim shall be based on the reinsured net amount at risk as of the date the claim is incurred.

Temporary Insurance Agreement or Interim Receipt

The extent of the Reinsurer’s liability on a per life basis, for claims admitted by the Reinsurer that have arisen under the Temporary Insurance Agreement or Interim Receipt is set out in Exhibit A-II.

ARTICLE VIII

Claims

Claims Decision

The Reinsurer agrees that in regard to all claims on policies reinsured under this Agreement:

(a)	The final decision respecting claims payment is at the sole discretion of the Company.
(b)	The Company may approach the Reinsurer for an opinion, but the Reinsurer is not responsible to the Company for a claim decision.
(c)	The Company’s contractual liability for claims, as described in this Article, is binding on the Reinsurer.

Initial Notice of Claim

For all claims, the Company will send an Initial Notice of Death and a Statement of Claims Pending report to the Reinsurer, which will be included with the Company’s monthly claims and premium billing statement, as referenced in Exhibit E.

The Initial Notice of Death and the Statement of Claims Pending reports include: the insured’s name, date of birth, the death benefit amount, the retained amount, ceded death benefit, policy number, plan code, treaty code, date of death, and policy issue date.

For Joint Life Last Survivor business, the Company, upon notification, shall inform the Reinsurer of the first death by providing the Reinsurer with the policy number, name, date of death, and cause of death of the insured.

Claim Proofs

Note: In the following section, “death benefit” refers to the amount payable by the Company not including any interest or expenses related to that claim.

Procedures for the handling of reinsured claims are as follows:

(i)

For all non-contestable claims where the policy death benefit is less than or equal to $1,000,000, the Company will report these claims on a “bulk” basis (where no proofs will be provided to the Reinsurer – except upon specific request by the Reinsurer).

(ii)

For all non-contestable claims where the policy death benefit is $1,000,001 or greater, once the Company has approved and paid the claim, the Company will send to the Reinsurer copies of the claimant’s statement, the insured’s death certificate and proof of payment.

(iii)

For claims within the contestable period, where the policy death benefit is less than or equal to $500,000, once the Company has approved and paid the claim, the Company will send to the reinsurer copies of insured’s death certificate, claimant’s statement, and proof of payment. (The Company will provide additional papers to the Reinsurer upon request.)

(iv)

For claims within the contestable period, where the policy death benefit is equal to or exceeds $500,001, the Company will send to the Reinsurer copies of the insured’s death certificate, claimant’s statement, and claims investigation papers. If the reinsurance is on an automatic basis, the Company will also provide copies of the underwriting papers.

If the Reinsurer wishes to comment on or consult with the Company regarding a claim, it shall inform the Company within five (5) business days upon receipt of the above information. The Company will forward a copy of proof of payment, once the claim has been paid.

ARTICLE VIII (cont’d)

Ceded Claim Settlements

Payment of death claims by the Reinsurer shall be in one lump sum regardless of the mode of settlement under the Company’s policy.

The Reinsurer will reimburse the Company for any claims payable under this Agreement as described in Article IV.

Contested Claims and Rescissions

The Company will notify the Reinsurer of its intention to contest, compromise, or litigate a claim involving a reinsured policy, or to rescind coverage by the Company under a reinsured policy. The Company shall then submit to the Reinsurer for review, copies of all papers connected with the claim or rescission.

In the event that the Reinsurer does not wish to contest, compromise, or litigate the claim, it shall notify the Company within five (5) business days after receipt of all the necessary papers. The Reinsurer shall then discharge all of its liability by paying the Company its full share of the reinsured liability to the Company and will not share in any subsequent increase or reduction in liability.

If the Reinsurer agrees with the decision to contest the claim, the Reinsurer will share in any subsequent reduction in the Company’s liability. The Reinsurer will share in such reduction in the proportion that the Reinsurer’s net liability bears to the sum of the net liability before reduction of the Company and all reinsurers on the insured’s date of death.

In the event that the Reinsurer does not wish to participate in the rescission of insurance it shall notify the Company within five (5) business days after receipt of all the necessary papers. In such a case, the Reinsurer shall not participate in the payment of any expenses incurred as a result of the rescission (and as described in the “Expenses” section of this Article). Should the Company proceed with rescission of the policy, but is subsequently required to reinstate the policy, it is understood that the Reinsurer agrees to participate in the reinsurance of the reinstated policy under the terms and conditions described in this Agreement, and provided that there is no non-contractual increase to the Reinsurer’s share.

Ceded Benefits Payable

The reinsurance benefit will be limited to the Reinsurer’s share of the Company’s contractual liability for the claim. For the purposes of this Article, contractual liability shall mean the benefits payable by the Company under the terms and conditions of the reinsured policy.

The total reinsurance benefit recovered by the Company from all reinsurers on a policy must not exceed the Company’s total contractual liability on the policy, less the Company’s kept retention on the policy.

Misstatement of Age or Sex

If the amount of insurance provided by the policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of a life insured, the Reinsurer shall share in the increase or reduction in the proportion that the net liability of the Reinsurer bears to the total of the net liability of the Company and the net liability of all reinsurers, including the Reinsurer, immediately prior to such increase or reduction.

The reinsurance with the Reinsurer shall be rewritten from commencement on the basis of the adjusted amounts using premiums and reserves at the correct age or sex. The adjustment for the difference in premiums shall be made without interest.

ARTICLE VIII (cont’d)

Expenses

The Reinsurer shall pay its share of the expenses that are connected to the Company’s investigation of any claim incurred on policies reinsured under this Agreement. Subject to the Extra Contractual Damages section of this Article, claims investigation expenses do not include expenses incurred by the Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits. The Reinsurer will not reimburse the Company for routine claim and administration expenses.

Expenses which are excluded from this provision are salaries of officers or employees, or other routine office expenses of the Company; also excluded are expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Company admits are payable.

In the event that the Reinsurer agrees with a decision of the Company to contest, compromise, or litigate a claim or to rescind coverage by the Company under a reinsured policy, the Reinsurer agrees to reimburse the Company for any third party expenses, including but not limited to reasonable legal and investigative expenses that the Company may incur in seeking to contest, compromise, litigate a claim under such reinsured policy, or to rescind such reinsured policy. Such reimbursement shall be in the proportion that the Reinsurer’s net liability for such reinsured policy bears to the sum of the net liability of the Company and all reinsurers for such reinsured policy as of the date of death where the Company decides to contest, compromise, or litigate a claim under such reinsured policy, and as of the date of rescission where the Company decides to rescind such reinsured policy. The Reinsurer shall also pay its share of the claim itself, if applicable.

Extra Contractual Damages

In no event shall the Reinsurer participate in punitive, compensatory, as described below, which are awarded against the Company as a result of an act, omission or course of conduct committed solely by the Company, its agents or representative, in connection with the insurance reinsured under this Agreement.

The Reinsurer shall, however, pay its share of statutory penalties awarded against the Company in connection with insurance reinsured under this Agreement if the Reinsurer elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity would require the Reinsurer, to the extent permitted by law to share proportionately in certain assessed damages. Such circumstances are difficult to define in advance, but generally would be those situations in which the Reinsurer was an active party and consented in writing to the act, omission or course of action of the Company, which directly results in the assessment of punitive and/or compensatory damages. In such situations, the Company and the Reinsurer shall share such damages so assessed, in equitable proportions.

For the purposes of this provision, the following definitions shall apply:

(a)

“Punitive Damages” are those damages awarded as a penalty (as a result of, but not limited to, failure of the insurer to settle a claim within policy limits when there was an opportunity to do so), the amount of which is not governed, nor fixed, by statute.

(b)	“Statutory Penalties” are those amounts, which are awarded as a penalty, but fixed in amount by statute.

(c)	“Compensatory Damages” are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

ARTICLE IX

Dispute Resolution

Oversights

It is agreed that any unintentional or accidental failure to comply with the terms of this Agreement which can be shown to be the result of an oversight, misunderstanding or clerical error on the part of either party shall not be deemed to be an abrogation of the Agreement or an invalidation of the reinsurance. Upon discovery, the error shall be promptly corrected by both parties, being restored to the position they would have occupied had the oversight, misunderstanding or clerical error not occurred.

This provision shall apply only to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement and not to the administration of the insurance provided by the Company to its insured. Any negligent or deliberate acts or omissions by the Company regarding the insurance provided are the responsibility of the Company and its liability insurer, if any, but not that of the Reinsurer.

Arbitration

The Company and the Reinsurer shall attempt in good faith to negotiate a mutually acceptable solution to any controversy, dispute or claim arising out of or relating to this Agreement, or the breach thereof. Where the Company and the Reinsurer fail to reach a mutually acceptable solution, then either the Company or the Reinsurer may request that the controversy, dispute, claim, or breach of agreement be settled by arbitration, and the arbitrators, who shall regard this Agreement from the standpoint of practical business as well as the law, are empowered to determine as to the interpretation of the treaty obligation.

To initiate arbitration, either the Company or the Reinsurer will notify the other in writing of its desire to arbitrate, stating the nature of its dispute and remedy sought. The party to which the notice is sent will respond to the notification in writing within fifteen (15) days.

Within sixty (60) days of the date on which the party initiating the arbitration gives notice to the other party that it is initiating such arbitration, the Company and the Reinsurer shall each appoint one arbitrator. The two arbitrators shall select a third arbitrator within two weeks of the date on which the last of the two such arbitrators was appointed. Should the two arbitrators not agree on the choice of the third arbitrator, then the Company and the Reinsurer shall each name four (4) candidates to serve as arbitrator.

Beginning with the party who did not initiate arbitration, each party shall eliminate one candidate from the eight listed until one candidate remains. If this candidate declines to serve as the arbitrator, the candidate last eliminated will be approached to serve. This process shall be repeated until a candidate has agreed to serve as the third arbitrator.

All three arbitrators must be present or former officers of Life Insurance Companies or Life Reinsurance Companies, excluding however, officers of the two parties to this Agreement, their affiliates or subsidiaries or past employees of any of these entities. The place of meeting of the arbitrators shall be decided by a majority vote of the arbitrators. The written decision of a majority of the arbitrators shall be final and binding on both parties and their respective successors and assigns. All costs of the arbitration and expenses and fees of the arbitrators shall be borne equally by the parties, unless otherwise ordered by the arbitrators.

The arbitrators shall render a decision within two months of the appointment of the third arbitrator, unless both parties agree otherwise. In the event no decision is rendered within four months, new arbitrators shall be selected as above.

ARTICLE IX (cont’d)

Alternatively, if both parties consent, any controversy may be settled by arbitration in accordance with the rules of the American Arbitration Association.

Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

It is specifically the intent of both parties that these arbitration provisions shall replace and be in lieu of any statutory arbitration provision, if the law so permits.

If more than one reinsurer is involved in arbitration where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such reinsurers may consolidate and act as one party for purposes of arbitration and communications shall be made by the Company to each of the reinsurers constituting the one party; provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

ARTICLE X

Financial Impairment and Insolvency

Financial Impairment the Reinsurer

If a pool reinsurer (including the Reinsurer) becomes financially impaired (as defined below), the Company may, at its option, within ninety (90) days from the time of impairment, recapture all of the reinsurance in force that was ceded to the financially impaired pool reinsurer under this Agreement, by providing the financially impaired pool reinsurer, its rehabilitator, conservator, liquidator or statutory successor with written notice of its intent to recapture the reinsurance in force, regardless of the duration the reinsurance has been in force or the amount retained by the Company on the policies reinsured. The effective date of a recapture would be the date on which financial impairment was established.

A pool reinsurer shall be considered financially impaired when:

(a)	it is declared insolvent; or

(b)

its Total Adjusted Capital drops below 2.5 times its Authorized Control Level Risk Based Capital, (where Total Adjusted Capital and Authorized Control Level Risk Based Capital have the definition given by the National Association of Insurance Commissioners {NAIC}) if it is a U.S. domiciled reinsurer, or

(c)	it has not satisfied the minimum capital and surplus requirements of its jurisdiction of domicile if it is not a U.S. domicile reinsurer, or

(d)

the Standard & Poor’s Financial Strength rating of a pool reinsurer falls below BBB- and B-(A.M. Best) when a pool reinsurer is not a direct insurer in the United States life insurance market also.; or

(e)	the Standard & Poor’s Financial Strength rating of a pool reinsurer falls below BBB+ and B (A.M. Best) when a pool reinsurer is a direct insurer in the United States life insurance market also.

Insolvency

For the purpose of this Agreement, the Company or the Reinsurer shall be deemed “insolvent” when it:

(a)	applies for or consents to the appointment of a rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

(b)	makes an assignment for the benefit of its creditors; or

(c)	is adjudicated as bankrupt or insolvent; or

(d)

files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

(e)	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of the Company, or the Reinsurer, as the case may be.

In the event of the insolvency of the Reinsurer or the Company, any amounts owed by the Company to the Reinsurer and by the Reinsurer to the Company, under their respective agreements, shall be set-off and only the balance shall be paid.

ARTICLE X (cont’d)

The Reinsurer shall be liable only for the amounts reinsured with the Reinsurer and shall not be or become liable for any amounts or reserves to be held by the Company on policies reinsured under this Agreement with the Company.

In the event of the insolvency of the Company, the reinsurance obligations under this Agreement shall be payable by the Reinsurer directly to the Company, its liquidator, receiver, rehabilitator, conservator or statutory successor, immediately upon demand, with reasonable provision for verification on the basis of the claims allowed against the insolvent company by any court of competent jurisdiction or by any rehabilitator, receiver, conservator, liquidator or statutory successor having authority to allow such claims without diminution because of the insolvency of the Company, or because the rehabilitator, receiver, conservator, liquidator or statutory successor has failed to pay all or a portion of any claims.

It is understood, however, that in the event of such insolvency, the rehabilitator, conservator, receiver, liquidator or statutory successor of the Company shall give written notice of the pendency of a claim against the Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceedings, and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceedings where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator, rehabilitator, receiver, conservator or statutory successor.

It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the reinsurance Agreement as though the Company had incurred such expense.

In the event of the financial impairment of the Reinsurer, the Company may, at its option, cancel this Agreement for new business by promptly providing the Reinsurer, its rehabilitator, conservator, liquidator or statutory successor with written notice of the cancellation effective the date on which the Reinsurer’s financial impairment is established by the authority responsible for such determination. Any requirement for a notification period prior to the cancellation of the Agreement would not apply under such circumstances.

In the event of the financial impairment of the Reinsurer, the Company may, at its option, recapture all reinsurance in force under this Agreement by providing the Reinsurer, its rehabilitator, conservator, liquidator or statutory successor with written notice of its intent to recapture all reinsurance in force under this Agreement regardless of the duration the reinsurance has been in force or the amount retained by the Company on the policies reinsured hereunder. The effective date of a recapture due to financial impairment would be the date on which the Reinsurer’s financial impairment is established by the authority responsible for such determination.

ARTICLE X (cont’d)

The Reinsurer will inform the Company should its Total Adjusted Capital drop below 2.5 times its Authorized Control Level Risk Based Capital, (where Total Adjusted Capital and Authorized Control Level Risk Based Capital have the definition given by the National Association of Insurance Commissioners {NAIC}), if it is a U.S. domiciled reinsurer; or if it has not satisfied the minimum capital and surplus requirements of its jurisdiction of domicile if it is not a U.S. domiciled reinsurer. The Company will keep this information confidential and not release it without prior agreement of the Reinsurer. Under this situation the Company may recapture business under the same terms as in the immediate preceding paragraph.

The Company shall recapture business in accordance with the following rules:

(a)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(b)

The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company has overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any commission or allowance and without interest.

(c)	The Reinsurer shall be liable for its share of any claim incurred up to and including the date of recapture.

ARTICLE XI

Taxes & Expenses

DAC Tax

The Company and the Reinsurer agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation under Section 848 of the Internal Revenue code of 1986, as amended, whereby:

(a)

the party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1); and

(b)	both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

The term “net consideration” will refer to either net consideration as defined in Regulation Section 1.848-2(f) (or gross amount of premiums and other consideration as defined in Regulation Section 1.848-3(b), as appropriate).

The method and timing of the exchange of this information is set out in Exhibit F.

This DAC Tax Election shall be effective for all years for which this Agreement remains in effect.

The Company and the Reinsurer represent and warrant that they are subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

The Reinsurer’s Taxes and Expenses

Apart from any taxes, allowances, commissions, refunds, and expenses specifically referred to elsewhere in this Agreement, the Reinsurer shall pay no commissions, allowances, taxes, or proportion of any expense to the Company in respect of any cession.

ARTICLE XII

Alterations to Agreement

Any alteration to this Agreement shall be null and void unless attached to the Agreement and signed by both parties.

Parties to Agreement

This is an Agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation between the Reinsurer and the insured, beneficiary, or any other party to any policy of the Company, which may be reinsured hereunder.

Assignment

Neither the Company nor the Reinsurer may assign any of the rights and obligations under this Agreement without prior written consent of the other party. Such consent will not be unreasonably withheld. This provision shall not prohibit the Reinsurer from reinsuring the policies on an indemnity basis.

Entire Agreement

This Agreement represents the entire agreement between the Company and the Reinsurer and supercedes, with respect to its subject matter, any prior oral or written agreements between the parties. There are no understandings between the parties to this Agreement other than those expressed in the Agreement.

Good Faith

The Company and Reinsurer agree that all matters with respect to this Agreement require utmost good faith of both parties. The Reinsurer and the Company shall have the right, at any reasonable time, to inspect, audit and photocopy, at the other’s offices all records, books and documents relating to the reinsurance under this Agreement, which the Company or the Reinsurer shall make fully available immediately upon demand of the Reinsurer or the Company.

Each party represents and warrants to the other party that:

(i)	it is solvent on a statutory basis in all states in which it does business or is licensed, and

(ii)

(a) its Total Adjusted Capital is at least equal to 2.5 times its Authorized Control Level Risk Based Capital, (where Total Adjusted Capital and Authorized Control Level Risk Based Capital have the definition given by the National Association of Insurance Commissioners {NAIC}) if it is a U.S. domiciled party, or

(b) it has satisfied the minimum capital and surplus requirements of its jurisdiction of domicile if it is not a U.S. domiciled party.

Each party agrees to promptly notify the other if it subsequently becomes insolvent or financially impaired, as described in Article X.

Each party acknowledges that the other party has entered into this Agreement in reliance upon their representations and warranties. The Company affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are a change in underwriting or issue practices or philosophy, a change in underwriting management personnel, or a change in the Company’s ownership or control.

ARTICLE XII (cont’d)

Offset

The Company and the Reinsurer will have the right to offset any balance or balances whether on account of premiums, allowances or claims due from one party to the other, under this Agreement or under any other reinsurance agreement between the Company and the Reinsurer.

The right of offset will not be affected or diminished because of the insolvency of either party.

Duration of Agreement

This Agreement is effective as of the effective date set out in Exhibit B and is unlimited as to its duration. It may be terminated for further new reinsurance by either party giving at least ninety (90) days notice to that effect by registered letter to the other party. During the period of such ninety (90) days the Reinsurer shall continue to accept new reinsurance under the terms of this Agreement. This notification period would be waived in the event the Reinsurer is deemed insolvent as set out in Article X. Further, the Reinsurer remains liable for all cessions existing at the date of the expiration set forth in the notice until their natural expiration, unless the parties mutually decide otherwise or as specified otherwise in this Agreement.

Severability

In the event that any of the provisions of this Agreement contained shall be invalid or unenforceable, such declaration or adjudication shall in no manner affect or impair the validity or the enforceability of the other and remaining provisions of this Agreement and such other and remaining provisions shall remain in full force and effect as though such invalid or unenforceable provisions or clauses had not been included or made a part of this Agreement.

Benefit

Except as otherwise provided, this Agreement shall be binding upon the parties hereto and their respective successors and assigns.

Confidentiality

Both the Company and the Reinsurer will hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available or the disclosure of which is required for retrocession purposes or has been permitted by law or is duly required by external auditors.

Construction

This Agreement shall be construed and administered in accordance with the laws of the State of Michigan and the rights and obligations of this Agreement shall, at all times, be regulated under the laws of the State of Michigan.

Lead Pool Reinsurer

Details on the Lead Pool Reinsurer are shown under Exhibit G.

Made in duplicate and executed by all parties.

Signed for and on behalf of:

John Hancock Life Insurance

Company (U.S.A.)

of Bloomfield Hills, Michigan

On:	Jan. 10, 2006	On:	Jan. 13, 2006

By:	/s/ Jonathan Porter	By:	/s/ Naveed Irshad
	Jonathan Porter		Naveed Irshad

Title:	VP & CFO, US INSURANCE	Title:	VP PRODUCT MANAGEMENT

Signed for and on behalf of:

Munich American Reassurance Company

of Atlanta, Georgia

On:	12/29/2005	On:	12/29/2005

By:	/s/ James M. Filmore	By:	/s/ Laiping Wong
	James M. Filmore		Laiping Wong

Title:	AVP & Actuary	Title:	Assistant Actuary

EXHIBIT A-I

PLANS, RIDERS, AND BENEFITS REINSURED

As of the Effective Date of this Agreement, the policies issued for the plans shown below are reinsured subject to the terms and conditions in this Agreement.

Riders and supplementary benefits shall be reinsured in accordance with the terms of the underlying policy and with the same type of Reinsurance Coverage (Exhibit B) used for the reinsurance of the base policy to which they are attached – unless stated otherwise.

Plans Reinsured
Acronym	Single Life Plans	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
PWL95	Premier Whole Life 1995	April 1999		BI	January 1, 2005
PLAD2	EPVUL Variable Universal Life 02	July 2002		BI	January 1, 2005
PLAL2	EPVUL Variable Universal Life 02	July 2002		BI	January 1, 2005
PLAA2	EPVUL Variable Universal Life 02	July 2002		BI	January 1, 2005
VLAD2	Venture VUL Accumulator 02	July 2002		BI	January 1, 2005
VLAL2	Venture VUL Accumulator 02	July 2002		BI	January 1, 2005
VLAA2	Venture VUL Accumulator 02	July 2002		BI	January 1, 2005
VUL02	Venture VUL Protector 02	September 2002		BI	January 1, 2005
MULLC	Universal Life Low Cost	January 2003		BI	January 1, 2005
M3CVD	Universal Life 2003 (CV Enhancement)	July 2003		BI	January 1, 2005
M3CVL	Universal Life 2003 (CV Enhancement)	July 2003		BI	January 1, 2005
MUL04	Universal Life - 2004	May 2004		BI	January 1, 2005
CUL	COLI Universal Life	N/A		BI	January 1, 2005
CVUL	COLI Variable Universal Life	May 2004		BI	January 1, 2005
ULG05	Protection UL 2005	January 2005		BI	January 1, 2005
VUL05	Variable Universal Life 2005	July 2005		BI	July 2005
CVL05	COLI Variable Universal Life 2005	November 2005		BI	November 2005

EXHIBIT A-I

Plans Reinsured
Acronym	Survivorship Plans	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
TMS97	Survivorship 97	January 1997		BII	January l, 2005
STERM	Survivorship Term	January 1999		BII	January 1, 2005
S2CVD	Survivorship UL, (CV Enhancement)	January 2003		BII	January 1, 2005
S2CVL	Survivorship UL (CV Enhancement)	January 2003		BII	January 1, 2005
SVL03	Survivorship Venture VUL	March 2003		BII	January 1, 2005
SUL04	Survivorship UL 2004	February 2004		BII	January 1, 2005

Riders & Benefits Reinsured
Acronym	Rider/ Benefit	Acronym	Rider/ Benefit
A L	Additional Life Rider	PPR	Policy Protection Rider
N/A	Maturity Extension	PSO	Policy Split Option Rider
CEO	Cash Enhancement Option	ROP	Return of Premium
ChLI	Change of Life Insured	ROPE	Return of Premium Payable on the Last Death
ENLG	Extended No Lapse Guarantee	N/A	6 Month Exchange
LP	Life Plus	STI (SIO)	Supplementary Term insurance

    Policy Features on all plans:

•	Six month Policy Exchange program
•	Maturity Extension

EXHIBIT A-II

THE COMPANY’S UNDERWRITING FORMS,

EVIDENCE, AND ISSUE RULES

The following information and items are to be provided to the Reinsurer upon request:

1.            Application for Life Insurance Package and Medical Exam Form

2.            Temporary Insurance Agreement

3.            Reinstatement Rules

4.            Non-medical and Medical Requirements

5.            Super Preferred / Preferred Underwriting Guidelines, if applicable

TEMPORARY INSURANCE AGREEMENT

The Reinsurer’s liability shall not exceed the Reinsurer’s proportionate share of the amount stated in the Company’s Temporary Insurance Agreement (TIA). However, it is understood that the Reinsurer agrees to accept it’s proportionate share of the Company’s portion under the TIA, if the Company has no available retention. The Company’s maximum TIA liability is $1,000,000 for single life policies and $5,000,000 for survivorship policies.

Locked in Insurability:

Once a TIA is completed and provided all the conditions are met, changes in insurability that post-date the TIA, while it is in effect, will be ignored for the lesser of the face amount or $1,000,000 individual, $5,000,000 survivorship.

EXHIBIT A-III

POOL PARTICIPANTS

@ January 1, 2005

REINSURER	AUTOMATIC SHARES
Transamerica Occidental Life Insurance Company	30%
Munich American Reassurance Company	20%
Generali USA Life Reassurance Company	20%
Optimum Reassurance Inc.	10%

EXHIBIT B

GENERAL PROVISIONS

1.	EFFECTIVE DATE OF AGREEMENT: January 1, 2005

2.

BACKDATING: Under limited circumstances, the Company may backdate a Policy, under request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state taw, which is generally three months to one year prior to the date of application for the Policy. Premiums will be paid for the period the Policy Date is backdated.

3.

RESIDENCY REQUIREMENTS: The individual risk must be a U.S. resident at the time of application. An insured that resides for more than six months per year in the United States, Puerto Rico, Guam and the U.S. Virgin Islands will be considered a U.S. resident.

4.

Insureds traveling abroad for up to five years, who, prior to the travel, are U.S. residents and who will be returning to U.S. resident status within the five-year period, shall be covered under this Agreement provided that the travel is to countries listed in the Company’s “A List” outlined in Exhibit D. The Company wilt obtain consensus with the Reinsurer prior to making any changes to the “A list” of countries and will provide the Reinsurer with the updated listing.

5.	Residents of countries listed in the Company’s “A List” shall be covered under this Agreement.

6.	CURRENCY: United States Dollars

7.	REINSURANCE COVERAGE:

For policies on lives, which qualify for Automatic Reinsurance Coverage, 20% (twenty percent) first-dollar quota share of the policy, up to the Reinsurer's Automatic Acceptance Limits specified in Exhibit D, will be reinsured with the Reinsurer. It is understood that once the Company is fully retained, according to its corporate retention limits specified in Exhibit C, a maximum of 25% (twenty-five percent) first-dollar quota share of the policy would be reinsured with the Reinsurer equal up to the Reinsurer's Automatic Acceptance Limits specified in Exhibit D.

8.	Any application may be offered for Facultative Reinsurance Coverage.

9.	REINSURANCE BASIS: Yearly Renewable Term based on true mortality rating regardless of what the Company changes its Insureds.

10.	RATE CRITERIA: The rates set out in the sub-section(s) of Exhibit B shall be used for automatic and facultative reinsurance of any policy covered by this Agreement.

11.	PREMIUM MODE: Reinsurance premiums will be paid monthly in advance. The monthly YRT rate will equal the annual YRT rate in the sub-section(s) of Exhibit B, divided by twelve (12).

12.	AGE BASIS: Nearest

13.	PREMIUM TAX: There shall be no separate reimbursement of Premium Tax.

EXHIBIT B

14.	RATE GUARANTEE:

The YRT reinsurance rates set out in this sub-section are fixed for the 12-month period following the issue date of any policy reinsured under this agreement. Thereafter the Reinsurer, in its sole discretion, may increase the premiums, provided:

a	Reinsurance rates may not exceed the U.S. statutory net valuation premium applicable to the Reinsured Policies, calculated using the appropriate guaranteed mortality table and interest assumption
b	Any increase will only be implemented pursuant to a [*] as those provided in the policies reinsured herein.

15.	MINIMUM FINAL CESSION: Zero

16.

RATES APPLICABLE TO INCREASES: First year reinsurance premium rates and allowances shall apply to the amount of a contractual or non-contractual increase that was granted subject to the Company’s full new business underwriting rules.

17.

YRT RATES FOR CONVERSIONS: The policy arising from the conversion shall continue on the same set of YRT rates as used for the original cession using the issue age and current duration of the original policy.

18.	RECAPTURE IN FORCE PERIOD:

20 Years for Single Life and Joint Life policies

19.	Recapture will be in the form of a decrease in the quota share percentage ceded to the pool, which will apply to all in force business under this Agreement.

20.	NET AMOUNTS AT RISK:

Traditional Whole Life Products

The Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus paid-up additions and/or one-year term additions (if any) less policy cash value.

Interest Sensitive Products

For Death Benefit Option 1, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus paid-up additions and/or one-year term additions (if any) less policy fund value.

For Death Benefit Option 2, the Net Amount at Risk is defined: as the base face amount plus rider face amount (if any) plus paid-up additions and/or one-year term additions (if any).

For Death Benefit Option 3, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus the premium account less policy fund value (for cash accumulator only).

21.	LOANS AND DIVIDENDS: The Reinsurer shall not participate in policy loans nor be liable for any dividend payments.

22.	TRANSITIONAL POLICIES: Policies underwritten using the Company’s prior Underwriting Guidelines and issued between January 1, 2005 and March 3 1, 2005 will be reinsured under this Agreement.

EXHIBIT B-I

SINGLE LIFE

INSTRUCTIONS FOR ADMINISTRATION - YRT PREMIUM RATES

1.

All business will be reinsured on a Preferred Smoker / Standard Smoker / Super Preferred Non-smoker / Preferred Non-smoker / Standard Non-smoker basis, and the Company will indicate to the Reinsurer the underwriting classification of all policies reinsured hereunder.

2.	The life reinsurance rates are shown on a per thousand dollar basis and shall be calculated using the [*]. The rates are shown on a per thousand dollar basis.

The appropriate percentage of the attached rates, indicated in the following table, will be applied to single life policies except that the first policy year rate will be [*].

For Policies with five Underwriting Classes:

Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

For Policies with four Underwriting Classes:

Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

3.

(i) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company's non-interest sensitive products reinsured hereunder, the attached standard YRT rates apply. Multiply the rates by the appropriate mortality factor to determine the reinsurance premium.

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

EXHIBIT B-I

(ii) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company's interest sensitive products reinsured hereunder, the attached standard rates apply. The rates are increased by twenty-five percent (25%) for each table of substandard mortality and are adjusted for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(l-YRTrateunrated/1000)multiple rating , 1] }

•	the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

4.	FLAT EXTRAS: On all cessions, the due proportion of any extra premiums payable on account of additional mortality risk shall be payable to the Reinsurer.

5.	ALLOWANCES ON FLAT EXTRAS:

Temporary Flat Extras (Less Than Or Equal To 5 Years):

90% of the flat extras per $1,000 are added to the appropriate single life YRT rate (i.e., net of the 10% reinsurance allowance for temporary flat extras).

Permanent Flat Extras (Or Temporary Flat Extras Greater Than 5 Years):

25% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in year 1, and 90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in renewal years (i.e., net of 75% reinsurance allowance for first year and net of 10% reinsurance allowance for renewal years for permanent flat extras).

6.	MATURITY EXTENSION FEATURE:

At attained age 100, all reinsurance premiums cease.

7.	INCREASING PLANS/RIDERS (INCLUDING ROP):

If life insurance on a reinsured policy is increased and the increase is subject to new underwriting evidence, then the increase of life insurance on the reinsured policy will be administered the same as the issuance of a new policy.

If life insurance on a reinsured policy is increased and the increase is not subject to new underwriting evidence, the Reinsurer will automatically accept this increase if the following criterion are met;

i.)	the increase(s) are scheduled and known at issue; or
ii.)	the maximum increase has been capped at issue; and
iii.)	the total amount of reinsurance including the reinsurance required on the increases shall not exceed the Reinsurer's Automatic Acceptance Limits outlined in Exhibit D.

For such increases the Company shall provide the Reinsurer with the ultimate death benefit amount of the increasing policy. The ultimate death benefit amount plus the in-force and pending formal application with all companies without deducting the amount to be replaced on the life insured shall not exceed the Jumbo limit, outlined in Exhibit D. Any routine and financial underwriting shall be based on the ultimate death benefit amount and the reinsurance rates applied to the increasing policy shall be based on the original issue age, duration since issuance of the original policy and the original underwriting classification.

Other increases not subject to new underwriting evidence are not allowed under this Agreement.

Note: The above clause does not apply to increases attributable to maintain the eligibility of a policy as life insurance under the Internal Revenue Services (IRS) tax rules.

EXHIBIT B-I

8.

RETURN OF PREMIUM RIDER (ROP): For products issued with a Return of Premium Rider, and which also include No Lapse Guarantee protection, the Return of Premium benefit amount is protected by the No Lapse Guarantee. The protection period will be either the first two policy years, or alternatively, the period required by local statute. After the first two years, (or other period required by local statute), if the cash value of the policy is calculated to be zero or less, the Return of Premium death benefit will be suspended from the total death benefit of the policy. If there is a claim during the suspension period, the Company will not pay the Return of Premium death benefit. Consequently, the Company will not pay any premiums to the Reinsurer in respect of this benefit during the suspension period.

If the Return of Premium death benefit is reinstated (subject to standard reinstatement provisions) the Company will not pay the Reinsurer premiums that would have been charged during the suspension period. The Company will pay the prospective premiums to the Reinsurer from the effective date the death benefit is reinstated.

For cases that are ceded automatically, the Company will ensure that the total amount ceded to the Reinsurer will never exceed the maximum amount, as outlined in Exhibit D.

EXHIBIT B-II

SURVIVORSHIP LIFE

INSTRUCTIONS FOR ADMINISTRATION - YRT PREMIUM RATES

1.

All business will be reinsured on a Preferred Smoker / Standard Smoker / Super Preferred Non-smoker / Preferred Non-smoker / Standard Non-smoker basis, and the Company will indicate to the Reinsurer the underwriting classification of all policies reinsured hereunder.

The life reinsurance rates are shown on a per thousand dollar basis and shall be calculated as follows:

2.	(i) Choose the appropriate single life YRT rates per $1,000, which vary by gender, issue age, and underwriting class.

(ii) Multiply the [*] Mortality Table by the appropriate percentage as follows:

For Policies with five Underwriting Classes:
Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

For Policies with four Underwriting Classes:
Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

(iii) “Blend” the two single life YRT rates using the Frasierization calculation.

(iv) For first year, set the premium to [*].

(v) For renewal years, take the larger of [*] per $1,000 or the YRT rate developed in (i) to (iii) above.

EXHIBIT B-II

3.

(i) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, the attached standard YRT rates apply. Multiply the rates by the appropriate mortality factor below. The single life rates are adjusted with the appropriate multiple extras prior to the Frasierization calculation.

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

Note: On survivorship policies where one life is uninsurable, the uninsurable risk will be assigned a rating up-to and including 5000%.

(ii) MULTIPLE EXTRAS: YRT rates are increased by 25% for each table of substandard mortality. For Survivorship life business, the single life rates are adjusted with the appropriate multiple extras prior to the application of the Frasierization calculation.

Single Life YRT rates for Interest Sensitive Products are adjusted for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(l-YRTrateunrated/1000)multiple rating , 1] }

Single Life YRT rates for Traditional Whole Life Products are adjusted for multiple table extras using the following formula:

YRTraterated = YRTrateunrated x Multiple Rating

* the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

The single life rates are adjusted with the appropriate multiple extras prior to the Frasierization calculation.

4.	FLAT EXTRAS: The single life YRT rates are adjusted for any flat extras.

5.	ALLOWANCES ON FLAT EXTRAS:

Temporary Flat Extras (Less Than Or Equal To 5 Years):

90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) prior to the application of the Frasierization calculation (i.e., net of 10% reinsurance allowance for temporary flat extras).

Permanent Flat Extras (Or Temporary Flat Extras Greater Than 5 Years):

25% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in year 1, and 90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in renewal years, prior to the application of the Frasierization calculation (i.e., net of 75% reinsurance allowance for first year and net of 10% reinsurance allowance for renewal years for permanent flat extras).

EXHIBIT B-II

6.	POLICY SPLIT OPTION RIDER:

For Survivorship Second-to-Die policies issued with a PSO rider, when the Policy Split Option is exercised, single life YRT reinsurance premiums will be applied point-in-scale.

7.	MATURITY EXTENSION FEATURE:

At attained age 100 of the younger or surviving life (as applicable to the original policy form), all reinsurance premiums cease.

8.	INCREASING PLANS/RIDERS (INCLUDING ROP):

If life insurance on a reinsured policy is increased and the increase is subject to new underwriting evidence, then the increase of life insurance on the reinsured policy will be administered the same as the issuance of a new policy.

If life insurance on a reinsured policy is increased and the increase is not subject to new underwriting evidence, the Reinsurer will automatically accept this increase if the following criterion are met;

iv.)	the increase(s) are scheduled and known at issue; or
v.)	the maximum increase has been capped at issue; and
vi.)	the total amount of reinsurance including the reinsurance required on the increases shall not exceed the Reinsurer’s Automatic Acceptance Limits outlined in Exhibit D.

For such increases the Company shall provide the Reinsurer with the ultimate death benefit amount of the increasing policy. The ultimate death benefit amount plus the in-force and pending formal application with all companies without deducting the amount to be replaced on the life insured shall not exceed the Jumbo limit, outlined in Exhibit D. Any routine and financial underwriting shall be based on the ultimate death benefit amount and the reinsurance rates applied to the increasing policy shall be based on the original issue age, duration since issuance of the original policy and the original underwriting classification.

Other increases not subject to new underwriting evidence are not allowed under this Agreement.

Note: The above clause does not apply to increases attributable to maintain the eligibility of a policy as life insurance under the Internal Revenue Services (IRS) tax rules.

9.

RETURN OF PREMIUM RIDER: For products issued with a Return of Premium Rider, and which also include No Lapse Guarantee protection, the Return of Premium benefit amount is protected by the No Lapse Guarantee. The protection period will be either the first two policy years, or alternatively, the period required by local statute. After the first two years, (or other period required by local statute), if the cash value of the policy is calculated to be zero or less, the Return of Premium death benefit will be suspended from the total death benefit of the policy.

If there is a claim during the suspension period, the Company will not pay the Return of Premium death benefit. Consequently, the Company will not pay any premiums to the Reinsurer in respect of this benefit during the suspension period.

If the Return of Premium death benefit is reinstated (subject to standard reinstatement provisions) the Company will not pay the Reinsurer premiums that would have been charged during the suspension period. The Company will pay the prospective premiums to the Reinsurer from the effective date the death benefit is reinstated.

EXHIBIT C

RETENTION LIMITS

Life:

The Company will retain 20% first dollar quota share of each policy up to the following Corporate Retention Limits.

It is understood that if the Company has retention on existing insurance, the Company may retain less than 20% of a policy reinsured under this Agreement, in order to avoid exceeding the Company’s Corporate Retention Limits.

Individual Corporate Retention Limits:

Issue Age	Super Pref./ Pref./Std	Tbl. 1 – Tbl. 4	Tbl.5 – Tbl.8	Tbl. 9 – Tbl. 16
0-80	$20,000,000	$20,000,000	$10,000,000	$5,000,000
0-80 (Aviation)	$10,000,000	$10,000,000	Uninsurable or offer $10,000,000 with aviation exclusion for single life only	Uninsurable or offer $5,000,000 with aviation exclusion for single life only
81-85	$8,000,000	$8,000,000	$2,000,000	Uninsurable
86-90	$5,000,000	$2,000,000	Uninsurable	Uninsurable
Retention Reduction: Retention is reduced by 50% for an Aviation risk

Survivorship Corporate Retention Limits:

a.	For age 0 – 80 equals the sum of the individual lives’ retention limits, not to exceed $20,000,000 or $25,000,000.
b.	If one of the lives is age 81 – 90 or is uninsurable, maximum retention limit (the sum of the individual lives’ retention limits) is $20,000,000.
c.	If both lives are age 81 – 90, the maximum retention (the sum of the individual lives’ retention limits) is $10,000,000.
d.	If one life on a survivorship exceeds the maximum mortality for his/her age or is uninsurable, the maximum retention is the single life retention that is available for the healthy life.

EXHIBIT D

AUTOMATIC LIMITS

AUTOMATIC REINSURANCE POOL CAPACITY:

The Company reinsures 80% of the risk. Once (if) the Company’s corporate retention is full, 100% of the risk is reinsured. The following chart outlines the automatic pool capacity only. The Company’s retention is not included in these amounts. The following limits for the Automatic Reinsurance Pool Capacity apply to policies within the JUMBO limit. If the limits for the Automatic Reinsurance Pool Capacity are exceeded, the Company can submit the whole risk to reinsurers on a Facultative basis.

Individual Automatic Limits:

Issue Age	Super Pref./Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 70	$40,000,000	$40,000,000	$40,000,000	$20,000,000
71 – 80	$40,000,000	$20,000,000	$15,000,000	$10,000,000
81 – 85	$15,000,000	$15,000,000	$5,000,000	Nil
86 – 90	$2,500,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 75	$50,000,000	$50,000,000	$50,000,000	$25,000,000
76 – 80	$25,000,000	$25,000,000	$25,000,000	$10,000,000
81 – 85	$5,000,000	$5,000,000	$5,000,000	Nil
86 – 91	$2,500,000	Nil	Nil	Nil

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS

The Reinsurer agrees to accept 20% (twenty percent) first dollar quota share of the policy or 25% (twenty-five percent) of the Automatic Reinsurance Pool Capacity, (as specified in Exhibit B), up to the limits outlined in the Reinsurer’s Automatic Acceptance Limits, below. It is understood that if the Company’s corporate retention limits are full on a life, 100% of the risk will be ceded to the pool of which the Reinsurer’s share is 25% (twenty-five percent) up to the limits outlined in the Reinsurer’s Automatic Acceptance Limits.

Individual Automatic Limits:

Issue Age	Super Pref./Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 75	$10,000,000	$10,000,000	$10,000,000	$5,000,000
76 –80	$10,000,000	$5,000,000	$3,750,000	$2,500,000
81 – 85	$3,750,000	$3,750,00	$1,250,000	Nil
86 – 90	$625,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 70	$12,500,000	$12,500,000	$12,500,000	$6,250,000
71 – 80	$6,250,000	$6,250,000	$6,250,000	$2,500,000
81 – 85	$1,250,000	$1,250,000	$1,250,500	Nil
86 – 91	$625,000	Nil	Nil	Nil

EXHIBIT D

Notes:

•	The Automatic Limit for Entertainment and Professional Athletes $20,000,000, for Issue Ages 0-80

•	Automatic Limits on Aviation risks are reduced proportionately according to the Company’s normal retention reduction

•	If the Company’s retention is reduced for discretionary reasons notification shall be sent to the Reinsurer and the Reinsurer may proportionately reduce the automatic binding limit.

•	Foreign Travel Details:

The following applies to US citizens or permanent residents living abroad for up to a maximum of 5 years. This includes residents of Guam, Puerto Rico and US Virgin Islands. They must be permanent US residents prior to the travel and be returning to permanent resident status within 5 years.

Jumbo Limit: $20 million

Auto Binding Limit: $10 million

Issue Ages: 20-70

Underwriting Classes: Preferred to Table 4 (200%)

•	Foreign Nationals Details:

The following applies to residents of foreign countries (“A” countries listed below).

Jumbo Limit: $20 million

Auto Binding Limit: $10 million

Issue Ages: 20-70

Underwriting Classes: Preferred to Table 4 (200%)

“A” List Countries

An asterisk indicates that preferred rates are available. All other cases are to be issued standard, not preferred.

Andorra*, Argentina, Australia*, Austria*, Bahamas*, Barbados*, Belgium*, Bermuda*, British Virgin Islands*, Canada*, Cayman Islands*, Chile, Costa Rica, Denmark*, Finland*, France*, Germany*, Greece*, Hong Kong*, Iceland*, Ireland*, Italy*, Liechtenstein*, Luxembourg*, Malta*, Mexico*, Monaco*, Netherlands*, New Zealand*, Norway*, Panama, Portugal*, San Marino*, Singapore*, Spain*, Sweden*, Switzerland*, Taiwan, United Kingdom (England, Scotland, Wales, Northern Ireland)*

EXHIBIT D

Jumbo Limits:

The Jumbo Limit is defined as the total amount in-force and pending formal applications with all companies, without deducting the amounts to be replaced

Issue Age	Super Preferred – Table 16
0-80	$65,000,000
81-90	$50,000,000

Notes:

•	The Jumbo Limit for Entertainment and Professional Athletes apply to Issue Ages 0-80 only.

•	The Jumbo Limits for Aviation risks are reduced proportionately according to the Company’s normal retention reduction

EXHIBIT E

REINSURANCE REPORTS

DATA NOTIFICATION: The Company shall send to the Reinsurer reports, in substantial compliance with the Society of Actuaries Guidelines, at the times indicated below:

Report	Frequency	Due Date

Billing Statement (by Treaty, totals by Reinsurer )	Monthly	10 days after month end

Reinsurance Policy Exhibit (Summary of movement during the past period)	Monthly / Quarterly/Annually	10 days after period due

Reinsurance Listing In-Force Report	Quarterly	10 days after quarter end

Net Amount at Risk, Premiums &	Quarterly	10 days after quarter end

Total Reserves (when required) (Summary)	Quarterly	17 days after quarter end

Initial Notice of Claim	Monthly	Monthly

Statement of Claims Incurred (New Claims for the Month)	Monthly	10 days after month end

Statement of Reinsured Claims Collected (Claims Netted off the Current Statement)	Monthly	10 days after month end

Increasing Risk – Ultimate Death Benefit Report	Monthly	10 days after month end

EXHIBIT E

NOTIFICATION OF ACCEPTANCE OF FACULTATIVE OFFER: The Company will advise the Reinsurer of its acceptance of the Reinsurer’s underwriting decision pertaining to facultative business by sending written notice to the Reinsurer. The full details of the facultative new business shall be outlined on the Company’s Policy Detail Report.

ERRORS AND OMISSIONS: Should any items be inadvertently omitted from or entered in error on a reinsurance report, such omissions or errors shall not affect the liability of the Reinsurer in regard to any cession and the mistakes shall be rectified upon discovery. This does not waive any rights outlined in Article IX.

THE REINSURER’S RATINGS: The Company may annually request the most recent credit rating reports on the Reinsurer issued by Standard & Poor’s and // or A.M. Best Company. These credit reports done by the credit agency should include sections that indicate the assigned rating for the Reinsurer, the rationale for the rating, the outlook for the Reinsurer and a business and financial profile.

RESERVES:

First Three Quarters’ Reserves: The Company shall advise the Reinsurer within 15 days of the end of each of the first three quarters, of the amount of reserves calculated on the reinsurance in force under this Agreement, as of the end of the preceding quarter. Any estimated figures provided should be confirmed by actual reserve figures.

Year End Reserves: The Company shall advise the Reinsurer by January 15th of each year of the amount of reserves calculated on the reinsurance in force under this Agreement as of December 31st of the preceding year and will also indicate the valuation method used. These reserves shall be certified by the Company’s valuation actuary.

YRT Deficiency Reserves: If deficiency reserves are required to be held by the Company on any reinsured policy, the entire amount of any such reserve will be established and held by the Company.

EXHIBIT F

DAC TAX ELECTION

Method of Exchanging Information

The Reinsurer and the Company agree to the DAC Tax Election and accordingly will exchange information in the following manner:

1.	The Company will submit a Schedule to the Reinsurer by May 1st, of each year, of its calculation of the net consideration (as referred to in Article XII) for the preceding calendar year.

2.

The Reinsurer, in turn, will complete the Schedule by indicating acceptance of the Company’s calculations of the net consideration or by noting any discrepancies. The Reinsurer will return the completed Schedule to the Company by June 1st, of each year.

3.

If there are any discrepancies between the Company’s and the Reinsurer’s calculation of the net consideration, the parties will act in good faith to resolve the discrepancies by July 1st, of each year.

EXHIBIT G

LEAD REINSURER

Responsibility of Lead Reinsurer

The Lead Reinsurer for underwriting purposes is Transamerica Occidental Life Insurance Company.

The Lead Reinsurer may be contacted verbally or in writing by the Company on a case that otherwise falls within the automatic binding parameters when a second opinion of a medical, non-medical or financial nature is desired. The Company shall recommend a rating or course of action, and request that the Lead Reinsurer concur with that recommendation, thereby binding all pool members.

In addition to making a decision to bind all pool members to a particular risk, the Lead Reinsurer may alternatively agree to accept their pool share only, or recommend that the case be submitted facultatively to all pool members.

Cases outside of the pool automatic binding limits will be handled on a traditional facultative basis as set forth in this Agreement.

APPLICABLE AUTOBIND LIMITS:

Maximum age - 80

Maximum face amount: Domestic cases $25,000,000

Foreign Residence/Travel cases to A - Countries only $5,000,000

APPLICABLE JUMBO LIMITS:

Domestic cases $50,000,000; Foreign Residence/Travel cases to A countries only $10,000,000

INTERNAL PREFERRED GUIDELINES

Ages 18-70

1. Cancer eligible for preferred if standard immediately following excision or if standard for past 10 years (including breast cancer in-situ)

Cancer excluded from preferred:

Breast, melanoma, leukemia, Hodgkin’s, non-Hodgkin’s lymphoma, systemic chemotherapy, (not adjunct chemotherapy), radiotherapy to chest/abdomen, nodal or other metastatic disease
2. Ages 60-70: Allow preferred in TYPE 2 DIABETIC if:
A	No CAD, kidney disease or renal failure
B	Normal BCP (Blood sugar results must be within excellent control range)
C	Normal urinalysis
D	Meets all other preferred criteria
E	Not taking insulin

Flexibility Points: Only one criteria outside of guideline
If total equal 5 with no O’S, then preferred If 0 in any category refer to Underwriting Consultant
	Flex Points	Ages 18-50	Ages 51-70
Cholesterol (Treated/Untreated)	2 Points	<221	<235

	1 Points	221 -250	236-270
Chol/HDL Ratio (Treated/Untreated)	2 Points	<4.0	<5. 0

	1 Points	4.1 - 5.0	5.1 - 5.5
Blood Pressure (Treated/Untreated)	2 Points	<130/85	<135/85

	1 Points	<135/85	<140/90
TST>9min., > 10 mets & negative		Ages
TST within the past 12 months- add flex points to meet 5 points criteria	2 Points	60-70
	1 Points	51-59
TST>6-9min., >6-9 mets & negative		Ages
TST within the past 12 months- addflex points to meet 5 points criteria	1 Points	60-70
Guidelines for Build Flexibility Points:

1.      Build Flexibility, 1 point if within published guideline

2.      For age 51 and older, we will offer preferred if the Proposed Insured has 5 or more flex points based on cholesterol, chol/HDL and blood pressure and his/her weight does not exceed 125% as shown on the build table in MUM.

(Not available with hypertension, hyperlipiderma, or elevated blood sugar)

Effective January 3rd, 2005

INTERNAL PREFERRED GUIDELINES

Ages 71+ Only

Flex Guidelines
1. Cancer eligible for preferred if standard immediately following excision or if standard for past 10 years (including breast cancer in-situ)

Cancer excluded from preferred:

Breast, melanoma, leukemia, Hodgkin’s, non-Hodgkin’s lymphoma, systemic chemotherapy, (not adjunct chemotherapy), radiotherapy to chest/abdomen, nodal or other metastatic disease
2. Allowed preferred in Type 2 DIABETIC if:
A	No CAD, no kidney disease or renal failure
B	Normal BCP (Blood sugar results must be within excellent control range)
C	Normal urinalysis
D	Meets all other preferred criteria
E	Not taking insulin
3. History of TIA or TGA

Allow preferred after 1 year if history equivocal and the Proposed Insured meets all preferred criteria. History must be investigated.

4. Family History

If the Proposed Insured has a family history of longevity-any combination of 2 parents or siblings living past the age of 80, we will:

1.      lgnore cholesterol >300 mg/dl and HDL <35 mg/dl; or,

2.      Accept blood pressure of 150/90

5. TST

If within the past 24 months, the Proposed Insured had a negative Bruce Protocol TST >6 min, and/or 6 mets or a negative perfusion study we will:

A.     Ignore cholesterol >300 mg/dl and HDL <35 mg/dl or;

B.     Accept blood pressure of 150/90

OR

C.     If the Proposed Insured has seen a doctor within the past 12 months and from the APS, Medical exam, telephone interview or inspection, we can determine that she/he works outside the home or gets regular exercise, will accept blood pressure of 150/90

Effective January 3rd, 2005

Effective April 8, 2005
New Routine Medical Underwriting Requirements
• Requirements are based on age as of nearest birthday
• For each Proposed Insured on a Survivorship case, routine underwriting requirements are based on half the amount applied for unless one life is uninsurable

AGE	0-15	16-40	41-50	51-55	56-65	66-70	71-74	75-79	80-90

up to 500,000	Health Questionnaire	Para[1], BCP, Micro	Para[1], BCP, Micro	Para, BCP, Micro	Para, BCP, Micro	Para, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG

500,001 – 1,000,000	Health Questionnaire	Para, BCP, Micro	Para, BCP, Micro	Para, BCP, Micro, EKG	Para, BCP, Micro, EKG	Para, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG

1,000,001 – 3,000,000	Exam, BCP, Micro	Para, BCP Micro	Para, BCP, Micro, EKG	Para, BCP, Micro, EKG	Para, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG

3,000,001 – 5,000,000	Exam, BCP, Micro	Para, BCP Micro	Para, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG

5,000,001 – 10,000,000	Exam, BCP, Micro	Exam, BCP Micro	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG (Non-Smoker), TST (Smoker)	Exam, BCP, Micro, EKG (Non-Smoker), TST (Smoker)	Exam, BCP, Micro, EKG (Non-Smoker), TST (Smoker)	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG

10,000,001 + Up	Exam, BCP, Micro	Exam, BCP, Micro	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG	Exam, BCP, Micro, TST	Exam, BCP, Micro, TST	Exam, BCP, Micro, TST	Exam, BCP, Micro, EKG	Exam, BCP, Micro, EKG

LEGEND	BCP	Blood Chemistry Profile

	EKG	Electrocardiogram

	Exam	MD Examination

	Micro	Urinalysis

	TST	Treadmill Stress Test

[1]	Health questionnaire and Physical Measurements may be substituted for a Paramedical.

[2]

We will accept another company’s exam as a part of our routine medical requirements. However, for clients ages 80 and older, we will also require EITHER a completed John Hancock Medical Exam (April 2005 version) OR the other company’s exam plus Nation’s CareLink’s Cognitive and Mobility Assessment (which must be completed by Nation’s CareLink).

IMPORTANT NOTES

Requirements are based on the amount applied for and placed with John Hancock within the last 12 months. If an individual and suvivorship policy are applied for, requirements are based on the amount applied for under the individual policy plus half the amount applied for under the suvivorship policy.

If one life is uninsurable on a survivorship case, evidence for the insurable life is based on the full amount applied for under the survivorship case and only a Health Questionnaire is required on the uninsurable life.

Additional underwriting requirements such as chest xrays, treadmills, PFTs or cognitive assessment may be required by the underwriter due to the Proposed insured’s medical history, or circumstances of a case or facultative reinsurance.

Requirements do not apply to COLI or LTC. For more information on COLI, call our New Business department at 1-800-505-9427, option 2 and ask for an underwriter. Requirements for stand alone LTC coverage are according to the LTC routine underwriting requirements.

Page 1 of 3. Not valid without all pages.

Routine Medical Underwriting Requirements

We want to make it easier for you and your client. With this in mind, we are offering you several ways to complete the routine medical underwriting requirements.

1.	John Hancock will accept a John Hancock Medical Exam (April 2005 version) completed by the proposed insured’s attending physician.

The John Hancock Medical Exam form (April 2005 version) can be obtained from the Online New Business Forms section of www.jhsalesnet.com.

2.	Order the John Hancock Medical Exam (April 2005 version) and all routine medical requirements:

APPS	Order requirements via 1-800-727-2999 or www.appsnet.com

EMSI	Order requirements via 1-800-872-3674

ExamOne	Order requirements via 1-877-933-9261 or online at www.examone.com

Portamedic	Order requirements via 1-800-765-1010

Superior Mobile Medics	Order requirements via 1-800-898-3926

3.

We will accept another company’s exam form as part of our routine medical requirements. However, for clients ages 80 and older, we will also require EITHER a completed John Hancock Medical Exam (April 2005 version) OR the other company’s exam plus Nation’s Carelinks Cognitive and Mobility Assessment (which must be completed by Nation’s CareLink). Order a Nation’s CareLink Cognitive & Mobility Assessment via 1-800-201-8897, or Online at www.ncl-link.com, Username: USLife, Password: Life2f

For more information, call our New Business department at 1-800-505-9427, option 2 and ask for an underwriter.

Page 2 of 3. Not valid without all pages.

Survivorship Non-Medical Requirements

To Age 65

$1,000,001 - $2,500,000	BBR if applicable	$2,500,000 - $5,000,000	BBR if applicable
$2,500,001 -$7,500,000	telephone interview, BBR if applicable	$5,000,001 - $7,500,000	telephone interview, BBR if applicable
$7,500,001 and up	inspection report, BBR if applicable, third party verification of income and net worth[1]	$7,500,001 - $10,000,000	telephone interview, BBR if applicable, third party verification of income and net worth[1]
		$10,000,001 and up	inspection report plus spouse inspection report, BBR if applicable, third party verification of income and net worth[1]

MVR is required at all amounts for Proposed Insureds age 16 and older

Age 66 - 79

MVR is required at all amounts for Proposed Insureds age 16 and older

$1,000,001 - $5,000,000	telephone interview, BBR if applicable
$5,000,000 - $7,500,000	telephone interview, BBR if applicable, third party verification of income and net worth[1]	Age 66 - 79
$7,500,001 and up	inspection report, BBR if applicable, third party verification of income and net worth[1]	$1,000,001 - $2,000,000 $2,000,001 - $5,000,000	BBR if applicable telephone interview, BBR if applicable
If a Nation’s CareLink Cognitive & Mobility Assessment is requested a telephone interview will not be required		$5,000,001 - 10,000,000 $10,000,001 and up

telephone interview, BBR if applicable, third party verification of income and net worth[1]

inspection report plus spouse inspection report, BBR if applicable, third party verification of income and net worth[1]

MVR is required at all amounts

Age 80 - 90		If a Nation’s CareLink Cognitive & Mobility Assessment is requested a telephone interview will not be required
$1,000,001 - $2,500,000	telephone interview, BBR if applicable
$2,500,001 - $7,500,000	telephone interview, BBR if applicable, third party verification of income and net worth[1]	MVR is required at all amounts
$7,500,001 and up	inspection report, BBR if applicable, third party verification of income and net worth[1]	Age 80 - 90
		$2,000,001 - $2,500,000	telephone interview, BBR if applicable
If a Nation’s CareLink Cognitive & Mobility Assessment is requested a telephone interview will not be required		$2,500,001 - $10,000,000	telephone interview, BBR if applicable, third party verification of income and net worth[1]
MVR is required at all amounts		$10,000,001 and up	inspection report, BBR if applicable, third party verification of income and net worth[1]
LEGEND MVR Motor Vehicle Record BBR Business Beneficiary Report		If a Nation’s CareLink Cognitive & Mobility Assessment is requested a telephone interview will not be required MVR is required at all amounts
IMPORTANT NOTE
John Hancock has distributed its own telephone interview script to vendors -Reliable, EMSI, SBSI, Hooper Holmes/Porta medic. Please request it when ordering a telephone interview on a John Hancock application.		For financial professional use only. Not for use with the public.

[1] Third party verification of income (earned and unearned and net worth must be provided by someone who is Independent of the sale such as a CPA, personal attorney or personal banker. We will accept verification of finances either through an inspection report of a letter from the third party.

Insurance products issued by John Hancock Life Insurance Company (U.S. A.). John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, Boston, MA 02116 ©2005. John Hancock Life Insurance Company (U.S.A.). All rights reserved. MLI0408055245

Page 3 of 3. Not valid without all pages.

Effective January 1, 2005	New Preferred and Super Preferred Underwriting Criteria Ages 18 – 70*

Preferred Criteria		Super Preferred Criteria

Blood Pressure (Treated and Untreated)		Blood Pressure (Treated and Untreated)
Up to 140/85	Age 18-50	Up to 135/85	Age 18-50
Up to 145/90	Age 51-70	Up to 140/90	Age 51-70

Build		Build
See Preferred Build Chart for ages 18-70		See Super Preferred Build Chart for ages 18-70

Cholesterol (Treated and Untreated)		Cholesterol (Treated and Untreated)
Up to 250 mg/dl	Age 18-50	Up to 230 mg/dl	Age 18-50
Up to 270 mg/dl	Age 51-70	Up to 250 mg/dl	Age 51-70

* Total cholesterol up to 300 is OK for Preferred if CHL/HDL ratio is 1 less than the published limit		* Total cholesterol up to 300 is OK for Super Preferred if CHL/HDL ratio is 1 less than the published limit

Chol/HDL ratio (Treated and Untreated)		Chol/HDL ratio (Treated and Untreated)
Up to 5	Age 18-50	Up to 4.5	Age 18-50
Up to 5.5	Age 51-70	Up to 5	Age 51-70
* Total Cholesterol up to 300 is OK for Preferred if CHL/HDL ratio is 1 less than the published limit		* Total Cholesterol up to 300 is OK for Super Preferred if CHL/HDL ratio is 1 less than the published limit

Personal History		Personal History
No history of Cancer,* Coronary Artery Disease, Cerebrovascular Disease or Diabetes*		No history of Cancer, Coronary Artery Disease, Cerebrovascular Disease or Diabetes

No current rateable impairment
* Some cases may qualify for Preferred

Family History		Family History
No more than one death of a parent or sibling prior to age 60 from Coronary Artery Disease or Cancer		No death of a parent or sibling prior to age 60 from Coronary Artery Disease or Cancer

Alcohol/Drug		Alcohol/Drug
No history of alcohol/drug abuse or treatment within the past 10 years		No history of alcohol/drug abuse or treatment within the past 10 years

DWI/Reckless		DWI/Reckless
No driving while intoxicated or reckless driving conviction within the last 5 years and no more than one conviction ever		No driving while intoxicated or reckless driving conviction within the last 10 years and no more than one conviction ever

MVR		MVR
Maximum of 2 moving violations within the last 2 years		Maximum of 1 moving violation within the last 2 years

Aviation		Aviation
Only available to private pilots with more than 300 hours of experience who fly 25-200 hours yearly and have IFR or pilots and crew on regularly scheduled airline flights		No participation within the past 12 months

Preferred with a flat extra or aviation exclusion may be available

Hazardous Sports		Hazardous Sports
No participation in a rateable sport.		No participation within the past 12 months

Preferred with a flat extra may be available

PREFERRED BUILD CHART AGES 18 – 70

HEIGHT	4'8"	4'9"	4'10"	4'11"	5'0"	5'1"	5'2"	5'3"	5'4'	5'5"	5'6"	5'7"	5'8"	5'9"	5'10"	5'11"	6'0"	6'1"	6'2"	6'3"	6'4"	6'5"	6'6"
WEIGHT	142	147	152	158	164	170	176	182	186	192	197	203	208	214	219	225	231	237	243	249	255	261	268

SUPER PREFERRED BUILD CHART AGES 18 – 70

HEIGHT	5'0"	5'1"	5'2"	5'3"	5'4"	5'5"	5'6"	5'7"	5'8"	5'9"	5'10"	5'11"	6'0"	6'1"	6'2"	6'3"	6'4"	6'5"	6'6"	6'7"
WEIGHT	145	149	153	157	162	166	170	176	182	187	193	199	205	210	216	220	223	227	231	235

*	Refer to the specific product technical guide to determine the availability of Preferred and/or Super Preferred and for the ages where Preferred and Super Preferred rates are available.

For financial professional use only. Not for use with the public.	Page 1 of 2. Not valid without all pages.

Effective January 1, 2005	New Preferred and Super Preferred Underwriting Criteria Ages 71 and older*

Preferred Criteria	Super Preferred Criteria

Blood Pressure (Treated and Untreated)	Blood Pressure (Treated and Untreated)
Up to 145/90	Up to 140/90
Pulse pressure should be less than or equal to 65

Build	Build
See Preferred Build Chart for Ages 71 and older	See Super Preferred Build Chart for Ages 71 and older Demonstrated stable weight for at least the past 3 years

Cholesterol (Treated and Untreated)	Cholesterol (Treated and Untreated)
Over 159 mg/dl, but less than 300 mg/dl	Over 175 mg/dl but less than 280 mg/dl

HDL Cholesterol	HDL Cholesterol (Treated and Untreated)
Must exceed 35 mg/dl	Must exceed 40 mg/dl

Serum Albumin	Serum Albumin
Must exceed 3.6g/dl	Must be equal to or greater than 4.0 g/dl

Creatinine
Must be within normal limits

Functional	Functional
Must have the ability to independently perform all the activities of daily living	Must have the ability to independently perform all the activities of daily living

Cognitive	Cognitive
No evidence of cognitive impairment	No evidence of cognitive impairment

Personal History	Personal History
No history of Cancer,* Coronary Artery Disease, Cerebrovascular Disease or Diabetes.* No current rateable impairment.	No history of Cancer, Cardiovascular disease, Cerebrovascular disease or Diabetes. No current impairment.

* Some cases may qualify for Preferred

Alcohol/Drug	Alcohol/Drug
No history of alcohol/drug abuse or treatment within the past 10 years	No history of alcohol/drug abuse or treatment within the past 10 years

DWI/Reckless	DWI/Reckless
No driving while intoxicated or reckless driving conviction within the last 5 years and no more than one conviction ever.	No driving while intoxicated or reckless driving conviction within the last 10 years and no more than one conviction ever

MVR	MVR
Maximum of 1 moving violation within the last 2 years.	No moving violations within the past 2 years

Aviation	Aviation
No participation in the last 12 months	No participation within the past 12 months

Hazardous Sports	Hazardous Sports
No participation in the last 12 months	No participation within the past 12 months

PREFERRED BUILD CHART AGES 71 AND OLDER
HEIGHT	4'8"	4'9"	4'10"	4'11"	5'0"	5'1"	5'2"	5'3"	5'4"	5'5"	5'6"	5'7"	5'8"	5'9"	5'10"	5'11"	6'0"	6'1"	6'2"	6'3"	6'4"	6'5"	6'6"
WEIGHT (Max.)	142	147	152	158	164	170	176	182	186	192	197	203	208	214	219	225	231	237	243	249	255	261	268
WEIGHT (Min.)	97	99	102	104	106	109	111	114	118	121	124	127	130	134	138	141	145	148	152	156	161	165	170

SUPER PREFERRED BUILD CHART AGES 71 AND OLDER
HEIGHT	4'8"	4'9"	4'10"	4'11"	5'0"	5'1"	5'2"	5'3"	5'4"	5'5"	5'6"	5'7"	5'8"	5'9"	5'10"	5'11"	6'0"	6'1"	6'2"	6'3"	6'4"	6'5"	6'6"
WEIGHT (Max.)	132	137	142	148	154	160	166	172	176	182	187	193	198	204	209	215	221	227	233	239	245	251	258
WEIGHT (Min.)	97	99	102	104	106	109	111	114	118	121	124	127	130	134	138	141	145	148	152	156	161	165	170

*	Refer to the specific product technical guide to determine the availability of Preferred and/or Super Preferred and for the ages where Preferred and Super Preferred rates are available.

For financial professional use only. Not for use with the public.

Insurance products issued by John Hancock Life Insurance Company (U.S.A.).

John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, Boston, MA 02116

©2005. John Hancock Life Insurance Company (U.S.A.). All rights reserved. MLI1221044547	Page 2 of 2. Not valid without all pages.

AMENDMENT NO. 1

TO REINSURANCE AGREEMENT No. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company and the Reinsurer have entered into Reinsurance Agreement number MH19C03, effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS effective December 13, 2005 (the “Effective Date”) the Reinsurer has agreed to extend coverage under this Agreement to policies of insureds classified by the Company as Foreign Travel and Foreign Nationals to include the B countries, listed below;

“B” Countries:

Anguilla	Antigua & Barbuda	Canary Islands (Spain)
Czech Republic	Cyprus (Southern)	Dominican Republic
Grenada	Guadeloupe	Hungary
Japan	Macau	Martinique
Netherlands Antilles	Poland	South Korea
St. Kitts & Nevis	St. Lucia	St. Vincent & the Grenadines
Trinidad & Tobago	Turks and Caicos Islands

THEREFORE as of the Effective Date, the Company and the Reinsurer have agreed to amend the Agreement as follows:

1.	Exhibit B, section 3, Residency Requirements in the Agreement, shall be replaced in full by the revised Exhibit B, section 3, attached.

2.	The revised Page 2 of Exhibit D, attached, shall replace Page 2 of Exhibit D in the Agreement in full.

3.	The revised Exhibit G, Lead Reinsurer attached, shall replace Exhibit G in the Agreement, in full.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories as of the date first written above.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Naveed Irshad
	Jonathan Porter		Naveed Irshad

Title:	VP and CFO, US Insurance	Title:	VP Product Management

Date:	Feb 3, 2006	Date:	Feb 08 2006

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

ATTEST:

By:	/s/ James M. Filmore	By:	/s/ Unknown
James M. Filmore

Title:	AVP & Actuary	Title:	Second V.P. & Actuary

Date:	3/24/2006	Date:	3/27/2006

RESIDENCY REQUIREMENTS (revised as of December 13, 2005): The individual risk must be a U.S. resident at the time of application. An insured that resides for more than six months per year in the United States, Puerto Rico, Guam and the U.S. Virgin Islands will be considered a U.S. resident.

Insureds traveling abroad for up to five years, who, prior to the travel, are U.S. residents and who will be returning to U.S. resident status within the five year period, shall be covered under this Agreement provided that the travel is to countries listed in the Company’s “A and B Lists” outlined in Exhibit D. The Company will obtain consensus with the Reinsurer prior to making any changes to the “A and/ or B lists” of countries and will provide the Reinsurer with the updated listing.

Residents of countries listed in the Company’s “A and B List” shall be covered under this Agreement.

EXHIBIT D

(Revised as of December 13, 2005)

Notes:

•	The Automatic Limit for Entertainment and Professional Athletes $20,000,000, for Issue Ages 0-80

•	Automatic Limits on Aviation risks are reduced proportionately according to the Company’s normal retention reduction

•	If the Company’s retention is reduced for discretionary reasons notification shall be sent to the Reinsurer and the Reinsurer may proportionately reduce the automatic binding limit.

•	Foreign Travel Details (for countries listed below):

The following applies to US citizens or permanent residents living abroad for up to a maximum of 5 years. This includes residents of Guam, Puerto Rico and US Virgin Islands. They must be permanent US residents prior to the travel and be returning to permanent resident status within 5 years.

Jumbo Limit: $20 million

Auto Binding Limit: $10 million

Issue Ages: 20-70

Underwriting Classes: Preferred to Table 4 (200%)

•	Foreign Nationals Details:

The following applies to residents of foreign countries listed below.

Jumbo Limit: $20 million

Auto Binding Limit: $10 million

Issue Ages: 20-70

Underwriting Classes: Preferred to Table 4 (200%)

“A” List Countries

An asterisk indicates that preferred rates are available. All other cases are to be issued standard, not preferred.

Andorra*, Argentina, Australia*, Austria*, Bahamas*, Barbados*, Belgium*, Bermuda*, British Virgin Islands*, Canada*, Cayman Islands*, Chile, Costa Rica, Denmark*, Finland*, France*, Germany*, Greece*, Hong Kong*, Iceland*, Ireland*, Italy*, Liechtenstein*, Luxembourg*, Malta*, Mexico*, Monaco*, Netherlands*, New Zealand*, Norway*, Panama, Portugal*, San Marino*, Singapore*, Spain*, Sweden*, Switzerland*, Taiwan, United Kingdom (England, Scotland, Wales, Northern Ireland)*

“B” List Countries

Anguilla, Antigua & Barbuda, Canary Islands (Spain), Czech Republic, Cyprus (Southern), Dominican Republic, Grenada, Guadeloupe, Hungary, Japan, Macau, Martinique, Netherlands Antilles, Poland, South Korea, St. Kitts & Nevis, St. Lucia, St. Vincent & the Grenadines, Trinidad & Tobago, Turks and Caicos Islands.

EXHIBIT G

(Revised as of December 13, 2005)

LEAD REINSURER

Responsibility of Lead Reinsurer

The Lead Reinsurer for underwriting purposes is Transamerica Occidental Life Insurance Company.

The Lead Reinsurer may be contacted verbally or in writing by the Company on a case that otherwise falls within the automatic binding parameters when a second opinion of a medical, non-medical or financial nature is desired. The Company shall recommend a rating or course of action, and request that the Lead Reinsurer concur with that recommendation, thereby binding all pool members.

In addition to making a decision to bind all pool members, the Lead Reinsurer may alternatively agree to accept their pool share only, recommend an alternate decision that would be acceptable to the pool, or recommend that the case be submitted facultatively to all pool members.

Cases outside of the pool automatic binding limits will be handled on a traditional facultative basis as set forth in this Agreement.

APPLICABLE AUTOBIND LIMITS:

Maximum age - 80

Maximum face amount: Domestic cases $25,000,000

Foreign Residence/Travel cases to A and B Countries only $5,000,000

APPLICABLE JUMBO LIMITS:

Domestic cases - $65,000,000; Foreign Residence/Travel cases to A and B countries only - $20,000,000

AMENDMENT NO. 2

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, effective as of January 20, 2006 (the “Effective Date”), it is agreed that the following Plans and Benefits will be reinsured under the terms and conditions of the Agreement.

Acronym	Plan Name
AUL06	Accumulation Universal Life 2006
AVL6	Accumulation Variable Universal Life 2006
ULG06	Protection Universal Life 2006

Acronym	Rider/ Benefit Name
SFA	Supplemental Face Amount

THEREFORE as of the Effective Date, the Company and the Reinsurer have agreed to amend the Agreement as follows:

1.

Exhibit A-I, Plans, Riders and Benefits Reinsured has been amended to include the plans and benefit set forth in the tables above. The amended Exhibit A-I attached hereto will replace the current Exhibit A-I in the Agreement.

ALSO as of January 1, 2005, the Company and the Reinsurer have agreed to amend the Agreement as follows:

1.

Exhibit B has been amended to include the Return of Premium Rider (ROP) section previously outlined in Exhibit B-I and B-II. The Increasing Plans/Riders section also previously outlined in Exhibit B-I and B-II has been revised and moved to Exhibit B. The amended Exhibit B attached hereto will replace the current Exhibit B in the Agreement.

2.

Exhibit B-I has been amended by deleting the sections on Return of Premium Rider (ROP) and Increasing Plan/Riders. The amended Exhibit B-I attached hereto will replace the current Exhibit B-I in the Agreement.

3.

Exhibit B-II has been amended by deleting the sections on Return of Premium Rider (ROP) and Increasing Plans/Riders. The amended Exhibit B-II attached hereto will replace the current Exhibit B-II in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) a Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji
Titlc:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Oct 20, 2006	Date:	Nov 10/06

Signed for and on behalf of MUNICH AMERICAN REASSURANCE COMPANY of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	Second VP & Actuary

Date:	11/3/2006	Date:	11/3/2006

EXHIBIT A-I

(Revised as of January 20, 2006)

PLANS, RIDERS, AND BENEFITS REINSURED

As of the Effective Date of this Agreement, the policies issued for the plans shown below are reinsured subject to the terms and conditions in this Agreement.

Riders and supplementary benefits shall be reinsured in accordance with the terms of the underlying policy and with the same type of Reinsurance Coverage (Exhibit B) used for the reinsurance of the base policy to which they are attached - unless stated otherwise.

Plans Reinsured
Acronym	Single Life Plans	Product Origin	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
PWL95	Premier Whole Life 1995	Manulife Legacy	April 1999		BI	January 1, 2005
PLAD2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAL2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAA2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAD2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAL2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAA2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VUL02	Venture VUL Protector 02	Manulife Legacy	September 2002		BI	January 1, 2005
MULLC	Universal Life Low Cost	Manulife Legacy	January 2003		BI	January 1, 2005
M3CVD	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
M3CVL	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
MUL04	Universal Life – 2004	Manulife Legacy	May 2004		BI	January 1, 2005
CUL	COLI Universal Life	Manulife Legacy	N/A		BI	January 1, 2005
CVUL	COLI Variable Universal Life	Manulife Legacy	May 2004		BI	January 1, 2005
ULG05	Protection UL 2005	John Hancock	January 2005		BI	January 1, 2005
VUL05	Variable Universal Life 2005	John Hancock	July 2005		BI	July 2005
CVL05	COLI Variable Universal Life 2005	John Hancock	November 2005		BI	November 2005
AUL06	Accumulation Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
AVL06	Accumulation Variable Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
ULG06	Protection Universal Life 2006	John Hancock	January 2006		Bl	January 20, 2006

EXHIBIT A-I

(revised as of January 20, 2006)

Plans Reinsured
Acronym	Survivorship Plans	Product Origin	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
TMS97	Survivorship 97	Manulife Legacy	January 1997		BII	January 1, 2005
STREM	Survivorship Term	Manulife Legacy	January 1999		BII	January 1, 2005
S2CVD	Survivorship Universal Life (CV Enhancement)	Manulife Legacy	January 2003		BII	January 1, 2005
S2CVL	Survivorship Universal Life (CV Enhancement)	Manulife Legacy	January 2003		BII	January 1, 2005
SVL03	Survivorship Venture VUL	Manulife Legacy	March 2003		BII	January 1, 2005
SUL04	Survivorship Universal Life 2004	Manulife Legacy	February 2004		BII	January 1, 2005

Product Origin:

Manulife Legacy - Manulife pre-merger products

John Hancock - Post merger products

John Hancock Legacy - JHVLICO and JHLICO pre-merger products

Riders & Benefits Reinsured
Acronym	Rider / Benefit	Acronym	Rider / Benefit
AL	Additional Life Rider	PPR	Policy Protection Rider
N/A	Maturity Extension (applicable to all plans)	PSO	Policy Split Option Rider
CEO	Cash Enhancement Option	ROP	Return of Premium
ChLI	Change of Life Insured	ROPE	Return of Premium Payable on the Last Death
ENLG	Extended No Lapse Guarantee	N/A	6 Month Exchange (applicable to all plans)
LP	Life Plus	STI (SIO)	Supplementary Term Insurance
SFA	Supplemental Face Amount

Note: The acronyms listed above represent base plan, rider or benefit codes. Variations of these codes exist based on how these plans, riders or benefits are funded and or administered. The variations of the base plan, rider or benefit codes are not listed in this treaty, but will appear on billing and in-force reports.

EXHIBIT B

(Revised as of January 1,2005)

GENERAL PROVISIONS

1.	EFFECTIVE DATE OF AGREEMENT: January 1, 2005

2.

BACKDATING: Under limited circumstances, the Company may backdate a Policy, under request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Premiums will be paid for the period the Policy Date is backdated.

3.

RESIDENCY REQUIREMENTS: The individual risk must be a U.S. resident at the time of application. An insured that resides for more than six months per year in the United States, Puerto Rico, Guam and the U.S. Virgin Islands will be considered a U.S. resident.

Insureds traveling abroad for up to five years, who, prior to the travel, are U.S. residents and who will be returning to U.S. resident status within the five year period, shall be covered under this Agreement provided that the travel is to countries listed in the Company’s “A and B Lists” outlined in Exhibit D. The Company will obtain consensus with the Reinsurer prior to making any changes to the “A and/ or B lists” of countries and will provide the Reinsurer with the updated listing.

Residents of countries listed in the Company’s “A and B List” shall be covered under this Agreement.

4.	CURRENCY: United States Dollars

5.	REINSURANCE COVERAGE:

For policies on lives, which qualify for Automatic Reinsurance Coverage, 20% (twenty percent) first-dollar quota share of the policy, up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit D, will be reinsured with the Reinsurer. It is understood that once the Company is fully retained, according to its corporate retention limits specified in Exhibit C, a maximum of 25% (twenty-five percent) first-dollar quota share of the policy would be reinsured with the Reinsurer equal up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit D.

Any application may be offered for Facultative Reinsurance Coverage.

6.	REINSURANCE BASIS: Yearly Renewable Term based on true mortality rating regardless of what the Company charges its insureds.

7.	RATE CRITERIA: The rates set out in the sub-section(s) of Exhibit B shall be used for automatic and facultative reinsurance of any policy covered by this Agreement.

8.	PREMIUM MODE: Reinsurance premiums will be paid monthly in advance. The monthly YRT rate will equal the annual YRT rate in the sub-section(s) of Exhibit B, divided by twelve (12).

9.	AGE BASIS: Nearest

10.	PREMIUM TAX: There shall be no separate reimbursement of Premium Tax.

EXHIBIT B

(Revised as of January 1,2005)

11.	RATE GUARANTEE:

The YRT reinsurance rates set out in this sub-section are fixed for the 12-month period following the issue date of any policy reinsured under this agreement. Thereafter the Reinsurer, in its sole discretion, may increase the premiums, provided:

a.	Reinsurance rates may not exceed the U.S. statutory net valuation premium applicable to the Reinsured Politics, calculated using the appropriate guaranteed mortality table and interest assumption

b.	Any increase will only be implemented pursuant to a [*] as those provided in the policies reinsured herein.

12.	MINIMUM FINAL CESSION: Zero

13.

RATES APPLICARLE TO INCREASES: First year reinsurance premium rates and allowances shall apply to the amount of a contractual or non-contractual increase that was granted subject to the Company’s full new business underwriting rules.

14.

YRT RATES FOR CONVERSIONS: The policy arising from the conversion shall continue on the same set of YRT rates as used for the original cession using the issue age and current duration of the original policy.

15.	RECAPTURE IN FORCE PERIOD:

20 Years for Single Life and Joint Life policies

Recapture will be in the form of a decrease in the quota share percentage ceded to the pool, which will apply to all in force business under this Agreement.

16.	NET AMOUNTS AT RISK:

Traditional Whole Life Products

The Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus paid-up additions and/or one-year term additions (if any) less policy cash value.

Interest Sensitive Products

For Death Benefit Option 1, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus paid-up additions and or one-year term additions (if any) less policy fund value.

For Death Benefit Option 2, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus paid-up additions and /or one-year term additions (if any).

For Death Benefit Option 3, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus the premium account less policy fund value (for cash accumulator only).

17.	LOANS AND DIVIDENDS: The Reinsurer shall not participate in policy loans nor be liable for any dividend payments.

18.	TRANSITIONAL POLICIES: Policies underwritten using the Company’s prior Underwriting Guidelines and issued between January 1, 2005 and March 3 1, 2005 will be reinsured under this Agreement.

EXHIBIT B

(Revised as of January 1,2005)

19.

RETURN OF PREMIUM RIDER (ROP): For products issued with a Return of Premium Rider and which, also include No Lapse Guarantee protection the Return of Premium benefit amount is protected by the No Lapse Guarantee. The protection period will be either the first two policy years, or alternatively, the period required by local statute. After the first two years, (or other period required by local statute), if the cash value of the policy is calculated to be zero or less, the Return of Premium death benefit will be suspended from the total death benefit of the policy. If there is a claim during the suspension period, the Company will not pay the Return of Premium death benefit. Consequently, the Company will not pay any premiums to the Reinsurer in respect of this benefit during the suspension period.

If the Return of Premium death benefit is reinstated (subject to standard reinstatement provisions) the Company will not pay the Reinsurer premiums that would have been charged during the suspension period. The Company will pay the prospective premiums to the Reinsurer from the effective date the death benefit is reinstated.

20.	INCREASING PLANS/ RIDERS:

Non-Contractual Increase:

If the amount of reinsurance is increased as a result of a noncontractual change, the increase will be underwritten by the Company in accordance with its customary standards and procedures and will be considered new reinsurance under this Agreement. The Reinsurer’s approval is required if the original policy was reinsured on a facultative basis or if the new amount will cause the reinsured amount on the life to exceed the Automatic Binding Limits or the Jumbo Limits show in Exhibit D.

a.    Manulife Legacy Product

Policy increases subject to new underwriting evidence will be considered new business and such increases will only be ceded to this pool if the pool remains open to other new business.

b.    John Hancock Legacy Product

Policy increases subject to new underwriting evidence will be considered new business and will be reinsured under this pool regardless of whether this pool is open or closed to other new business.

c.    John Hancock Product

Policy increases subject to new underwriting evidence will be considered new business and will be reinsured under this pool regardless of whether this pool is open or closed to other new business.

Contractual Increase:

If life insurance on a reinsured policy is increased and the increase is not subject to new underwriting evidence, the Reinsurer will automatically accept this increase if the following criteria are met;

i.)	the increase(s) arc scheduled and known at issue; or
ii.)	the ultimate death benefit has been capped at issue; and
iii.)	the total amount of reinsurance including the reinsurance required on the increases shall not exceed the Reinsurer’s Automatic Acceptance Limits outlined in Exhibit D.

For such increases the Company shall provide the Reinsurer with the ultimate death benefit amount of the increasing policy. The ultimate death benefit amount plus the in-force and pending formal application with all companies without deducting the amount to be replaced on the life insured shall not exceed the Jumbo limit, outlined in Exhibit D. Any routine and financial underwriting shall be based on the ultimate death benefit amount and the reinsurance rates applied to the increasing policy shall be based on the original issue age, duration since issuance of the original policy and the original underwriting classification.

Other increases not specified in this Agreement that are not subject to new underwriting evidence are not allowed under this Agreement.

Note: The above clause does not apply to increases attributable to maintaining the eligibility of a policy as life insurance under the Internal Revenue Services (IRS) tax rules.

EXHIBIT B-I

(Revised as of January 1, 2005)

SINGLE LIFE

INSTRUCTIONS FOR ADMINISTRATION - YRT PREMIUM RATES

1.

All business will be reinsured on a Preferred Smoker / Standard Smoker / Super Preferred Non-smoker / Preferred Non-smoker / Standard Non-smoker basis, and the Company will indicate to the Reinsurer the underwriting classification of all policies reinsured hereunder.

2.	The life reinsurance rates are shown on a per thousand dollar basis and shall be calculated using the [*]. The rates are shown on a per thousand dollar basis.

The appropriate percentage of the attached rates, indicated in the following table, will be applied to single life policies except that the first policy year rate will be [*].

For Polices with five Underwriting Classes:

Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

For Policies with four Underwriting Classes:

Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

3.

(i) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, the attached standard YRT rates apply. Multiply the rates by the appropriate mortality factor to determine the reinsurance premium.

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

EXHIBIT B-I

(Revised as of January 1, 2005)

(ii) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company’s interest sensitive products reinsured hereunder, the attached standard rates apply. The rates are increased by twenty-five percent (25%) for each table of substandard mortality and are adjusted for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(l-YRTrateunrated/1000)multiple rating , 1] }

•	the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

4.	FLAT EXTRAS: On all cessions, the due proportion of any extra premiums payable on account of additional mortality risk shall be payable to the Reinsurer.

5.	ALLOWANCES ON FLAT EXTRAS:

Temporary Flat Extras (Less Than Or Equal To 5 Years):

90% of the flat extras per $1,000 are added to the appropriate single life YRT rate (i.e., net of the 10% reinsurance allowance for temporary flat extras).

Permanent Flat Extras (Or Temporary Flat Extras Greater Than 5 Years):

25% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in year 1, and 90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in renewal years (i.e., net of 75% reinsurance allowance for first year and net of 10% reinsurance allowance for renewal years for permanent flat extras).

6.	MATURITY EXTENSlON FEATURE:

At attained age 100, all reinsurance premiums cease.

EXHIBIT B-II

(Revised as of January 1, 2005)

SURVIVORSHIP LIFE

INSTRUCTIONS FOR ADMINISTRATION - YRT PREMIUM RATES

1.

All business will be reinsured on a Preferred Smoker / Standard Smoker / Super Preferred Non-smoker / Preferred Non-smoker / Standard Non-smoker basis, and the Company will indicate to the Reinsurer the underwriting classification of all policies reinsured hereunder.

The life reinsurance rates are shown on a per thousand dollar basis and shall be calculated as follows:

2.	(i) Choose the appropriate single life YRT rates per $1,000, which vary by gender, issue age, and underwriting class.

(ii) Multiply the [*] Mortality Table by the appropriate percentage as follows:

For Policies with five Underwriting Classes
Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

For Policies with four Underwriting Classes:
Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

(iii) “Blend” the two single life YRT rates using the Frasierization calculation.

(iv) For first year, set the premium to [*].

(v) For renewal years, take the larger of [*] per $1,000 or the YRT rate developed in (i) to (iii) above.

EXHIBIT B-II

(Revised as of January 1, 2005)

3.

(i) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, the attached standard YRT rates apply. Multiply the rates by the appropriate mortality factor below. The single life rates are adjusted with the appropriate multiple extras prior to the Frasierization calculation.

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

Note: On survivorship policies where one life is uninsurable, the uninsurable risk will be assigned a rating up-to and including 5000%.

(ii) MULTIPLE EXTRAS: YRT rates are increased by 25% for each table of substandard mortality. For Survivorship life business, the single life rates are adjusted with the appropriate multiple extras prior to the application of the Frasierization calculation.

Single Life YRT rates for Interest Sensitive Products are adjusted for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(l-YRTrateunrated/1000)multiple rating , 1] }

Single Life YRT rates for Traditional Whole Life Products are adjusted for multiple table extras using the following formula:

YRTraterated = YRTrateunrated x Multiple Rating

* the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

The single life rates are adjusted with the appropriate multiple extras prior to the Frasierization calculation.

4.	FLAT EXTRAS: The single life YRT rates are adjusted for any flat extras.

5.	ALLOWANCES ON FLAT EXTRAS:

Temporary Flat Extras (Less Than Or Equal To 5 Years):

90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) prior to the application of the Frasierization calculation (i.e., net of 10% reinsurance allowance for temporary flat extras).

Permanent Flat Extras (Or Temporary Flat Extras Greater Than 5 Years):

25% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in year 1, and 90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in renewal years, prior to the application of the Frasierization calculation (i.e., net of 75% reinsurance allowance for first year and net of 10% reinsurance allowance for renewal years for permanent flat extras).

EXHIBIT B-II

(Revised as of January 1, 2005)

6.	POLICY SPLIT OPTION RIDER:

For Survivorship Second-to-Die policies issued with a PSO rider, when the Policy Split Option is exercised, single life YRT reinsurance premiums will be applied point-in-scale.

7.	MATURITY EXTENSION FEATURE:

At attained age 100 of the younger or surviving life (as applicable to the original policy form), all reinsurance premiums cease.

AMENDMENT No. 3

TO REINSURANCE AGREEMENT NO. MH19CO3

BETWEEN

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

It is hereby agreed that the Reinsurance Agreement MH19C03 effective January 1, 2005 (hereinafter referred to as the “Agreement”) made between the Company and the Reinsurer together with any Amendments, which have subsequently been incorporated, as part of this Agreement shall be amended as follows:

Effective August 1, 2006 the Reinsurer has agreed to accept for coverage under this Agreement, cases referred to by the Company as the Wellington Executives. Attachment A to Amendment No 3 (attached) specifies the underwriting requirements pertaining to the Wellington Executives.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories on the dates below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

a Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Feb. 20, 2007	Date:	Feb. 27, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	Second VP & Actuary

Date:	March 20, 2007	Date:	March 20, 2007

Attachment A to Amendment 3

Reinsurance Agreement MH19CO3, effective January 1, 2005

Wellington Executives:

Wellington Executives is comprised of partners of the investment company, Wellington Management Company, LLP.

•	Product(s): All Permanent Products

•	Policies: Personally owned

•	Underwriting Requirements:

–	Maximum Policy face amount of $1,000,000

–	Formal application. Note: application may not be older than 6 months

–

Attending Physician’s Statement with an Executive physical containing a blood profile, and EKG if required for age and amount, all completed within twelve (12) months prior to the date of the application

–	John Hancock health questionnaire

–	Oral fluids (HIV, Cotinine and cocaine)

–	MVR (Motor Vehicle Report)

–	MIB (Medical Information Bureau) will be obtained

•	Reporting Requirements:

–

The Company will assign a unique treaty code to all policies ceded under this Agreement that are underwritten under this Wellington Executives underwriting program. The Company on its monthly electronic billing file will report this treaty code.

AMENDMENT NO. 4

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, it is agreed that the following Plans outline in the table below will be reinsured under the terms and conditions of the Agreement as of their respective launch dates.

Acronym	Plan Name	Launch Date
SULG6	Protection Survivorship UL G 2006	May 1, 2006
PUL06	Performance Universal Life 2006	July 31, 2006
PSUL6	Performance Survivorship Universal Life 2006	September 25, 2006

THEREFORE effective as of May 1, 2006, the Company and the Reinsurer have agreed to amend the Agreement as follows:

Exhibit A-I, Plans, Riders and Benefits Reinsured has been revised to include the plans set forth in the table above.

The revised Exhibit A-I attached hereto will replace the current Exhibit A-I in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

a Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Dec. 20, 2006	Date:	Jan. 3, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	Second VP & Actuary

Date:	Dec. 1, 2006	Date:	Dec. 1, 2006

EXHIBIT A-I

(Revised as of May 1, 2006)

PLANS, RIDERS, AND BENEFITS REINSURED

As of the Effective Date of this Agreement, the policies issued for the plans shown below are reinsured subject to the terms and conditions in this Agreement.

Riders and supplementary benefits shall be reinsured in accordance with the terms of the underlying policy and with the same type of Reinsurance Coverage (Exhibit B) used for the reinsurance of the base policy to which they are attached - unless stated otherwise.

Plans Reinsured
Acronym	Single Life Plans	Product Origin	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
PWL95	Premier Whole Life 1995	Manulife Legacy	April 1999		BI	January 1, 2005
PLAD2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAL2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAA2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAD2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAL2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAA2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VUL02	Venture VUL Protector 02	Manulife Legacy	September 2002		BI	January 1, 2005
MULLC	Universal Life Low Cost	Manulife Legacy	January 2003		BI	January 1, 2005
M3CVD	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
M3CVL	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
MUL04	Universal Life – 2004	Manulife Legacy	May 2004		BI	January 1, 2005
CUL	COLI Universal Life	Manulife Legacy	N/A		BI	January 1, 2005
CVUL	COLI Variable Universal Life	Manulife Legacy	May 2004		BI	January 1, 2005
ULG05	Protection UL 2005	John Hancock	January 2005		BI	January 1, 2005
VUL05	Variable Universal Life 2005	John Hancock	July 2005		BI	July 2005
CVL05	COLI Variable Universal Life 2005	John Hancock	November 2005		BI	November 2005
AUL06	Accumulation Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
AVL06	Accumulation Variable Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
ULG06	Protection Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
PUL06	Performance Universal Life 2006	John Hancock	July 2006		BI	July 31, 2006

EXHIBIT A-I

(revised as of May 1, 2006)

Plans Reinsured
Acronym	Survivorship Plans	Product Origin	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
TMS97	Survivorship 97	Manulife Legacy	January 1997		BII	January 1, 2005
STREM	Survivorship Term	Manulife Legacy	January 1999		BII	January 1, 2005
S2CVD	Survivorship Universal Life (CV Enhancement)	Manulife Legacy	January 2003		BII	January 1, 2005
S2CVL	Survivorship Universal Life (CV Enhancement)	Manulife Legacy	January 2003		BII	January 1, 2005
SVL03	Survivorship Venture VUL	Manulife Legacy	March 2003		BII	January 1, 2005
SUL04	Survivorship Universal Life 2004	Manulife Legacy	February 2004		BII	January 1, 2005
SULG6	Protection Survivorship UL G 2006	John Hancock	May 2006		BII	May 1, 2006
PSUL6	Performance Survivorship Universal Life 2006	John Hancock	September 2006		BII	September 25, 2006

Product Origin:

Manulife Legacy - Manulife pre-merger products

John Hancock - Post merger products

John Hancock Legacy - JHVLICO and JHLICO pre-merger products

Riders & Benefits Reinsured
Acronym	Rider / Benefit	Acronym	Rider / Benefit
AL	Additional Life Rider	PPR	Policy Protection Rider
N/A	Maturity Extension (applicable to all plans)	PSO	Policy Split Option Rider
CEO	Cash Enhancement Option	ROP	Return of Premium
ChLI	Change of Life Insured	ROPE	Return of Premium Payable on the Last Death
ENLG	Extended No Lapse Guarantee	N/A	6 Month Exchange (applicable to all plans)
LP	Life Plus	STI (SIO)	Supplementary Term Insurance
SFA	Supplemental Face Amount

Note: The acronyms listed above represent base plan, rider or benefit codes. Variations of these codes exist based on how these plans, riders or benefits are funded and or administered. The variations of the base plan, rider or benefit codes are not listed in this treaty, but will appear on billing and in-force reports.

AMENDMENT NO. 5

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, as of January 1, 2007 (the Effective Date) the Company and the Reinsurer have agreed that for single life policies with issue ages 71 and above, the Company will retain the first $5,000,000 of the face amount and cede the remainder to the pool on a quota share basis;

THEREFORE as of the Effective Date, the Agreement shall be amended as follows:

1.

Exhibit A-III, Pool Reinsurers, has been revised to show each reinsurer’s automatic share of the ceded portion of any policy reinsured under the Agreement. The revised Exhibit A-III attached will replace the current Exhibit A-III in the Agreement; and

2.

Exhibit B, Section 5, Reinsurance Coverage has been revised to outline how reinsurance coverage will vary by plan type and issue age of the insured. The revised Exhibit B attached will replace the current Exhibit B in the Agreement; and

3.

Language pertaining to the Company’s retention percentage has been deleted for Exhibit C and relocated to Exhibit B, Section 5. The revised Exhibit C attached will replace the current Exhibit C in the Agreement; and

4.	Exhibit D has been revised as follows:
a.	Language pertaining to the total percentage ceded to the pool has been deleted because it is not applicable to all reinsurance coverage under the Agreement; and
b.	Language pertaining to the Reinsurer’s quota share percentage has been deleted and relocated to Exhibit B, Section 5.

The revised first page of Exhibit D is attached and will replace the current first page of Exhibit D in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

a Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji

	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Jan. 2, 2007	Date:	Jan. 4, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore

James M. Filmore

Title:	AVP & Actuary	Title:	Second VP & Actuary

Date:	Dec. 19, 2006	Date:	Dec. 19, 2006

EXHIBIT A-III

(Revised as of January 1, 2007)

POOL PARTICIPANTS

@January 1, 2005

REINSURER	AUTOMATIC SHARES OF CEDED PORTION
Transamerica Occidental Life Insurance Company	37.5%
Munich American Reassurance Company	25%
Generali USA Life Reassurance Company	25%
Optimum Reassurance Inc.	12.5%

EXHIBIT B

(Revised as of January 1, 2007)

GENERAL PROVISIONS

1.	EFFECTIVE DATE OF AGREEMENT: January 1, 2005

2.

BACKDATING: Under limited circumstances, the Company may backdate a Policy, under request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Premiums will be paid for the period the Policy Date is backdated.

3.

RESIDENCY REQUIREMENTS: The individual risk must be a U.S. resident at the time of application. An insured that resides for more than six months per year in the United States, Puerto Rico, Guam and the U.S. Virgin Islands will be considered a U.S.resident.

Insureds traveling abroad for up to five years, who, prior to the travel, are U.S. residents and who will be returning to U.S. resident status within the five year period, shall be covered under this Agreement provided that the travel is to countries listed in the Company’s “A and B Lists” outlined in Exhibit D. The Company will obtain consensus with the Reinsurer prior to making any changes to the “A and/ or B lists” of countries and will provide the Reinsurer with the updated listing.

Residents of countries listed in the Company’s “A and B List” shall be covered under this Agreement.

4.	CURRENCY: United States Dollars

5.	REINSURANCE COVERAGE: Reinsurance coverage will vary by type of plan and issue age of the insured as follows:

i.	Survivorship Plan – All Issue Age Combinations; Single Life Plans – Issue Ages 70 and below

For policies, which qualify for Automatic Reinsurance Coverage, the Company will retain 20% (twenty percent) of the policy, and will reinsure 20% (twenty percent) of the policy, on a first dollar quota share basis, with the Reinsurer, up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit D. However, the Company’s retained percentage may be reduced to a minimum of 0% (zero percent), so that the Company does not exceed its Corporate Retention Limit, as specified in Exhibit C, for the life insured, and correspondingly, the Reinsurer ceded percentage may be increased to a maximum of 25% (twenty- five percent), up to the Reinsurer’s Automatic Acceptance Limits.

ii.	Single Life Plans – Issue Ages 71 and above

For policies which qualify for Automatic Reinsurance Coverage, the Company will retain the first $5 million of Face amount, subject to its Corporate Retention Limit specified in Exhibit C, and will reinsure the excess portion of the policy (if any) to the pool. The Reinsurer’s share of the pool is 25% up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit D.

As such, the Company’s retained percentage will be determined as the ratio of (a) an excess threshold of $5 million over (b) the Face Amount of the policy at issue. However, the excess threshold may be reduced to a minimum of $0, so that the Company does not exceed its Corporate Retention Limit. The Company’s retained percentage will be determined at issue, and remained unchanged over the life of the policy, and will not exceed 100%.

For policies with increasing death benefits, the same methodology will be applied to determine the Company’s retained percentage, except that the calculation will be based on Ultimate Death Benefit rather than Face Amount at issue.

iii.	Any application may be offered for facultative coverage.

EXHIBIT B

(Revised as of January 1, 2007)

6.	REINSURANCE BASIS: Yearly Renewable Term based on true mortality rating regardless of what the Company charges its insureds.

7.	RATE CRITERIA: The rates set out in the sub-section(s) of Exhibit B shall be used for automatic and facultative reinsurance of any policy covered by this Agreement.

8.	PREMIUM MODE: Reinsurance premiums will be paid monthly in advance. The monthly YRT rate will equal the annual YRT rate in the sub-section(s) of Exhibit B, divided by twelve (12).

9.	AGE BASIS: Nearest

10.	PREMIUM TAX: There shall be no separate reimbursement of Premium Tax.

11.	RATE GUARANTEE:

The YRT reinsurance rates set out in this sub-section are fixed for the 12-month period following the issue date of any policy reinsured under this agreement. Thereafter the Reinsurer, in its sole discretion, may increase the premiums, provided:

a.	Reinsurance rates may not exceed the U.S. statutory net valuation premium applicable to the Reinsured Policies, calculated using the appropriate guaranteed mortality table and interest assumption

b.	Any increase will only be implemented pursuant to a [*] as those provided in the policies reinsured herein.

12.	MINIMUM FINAL CESSION: Zero

13.

RATES APPLICABLE TO INCREASES: First year reinsurance premium rates and allowances shall apply to the amount of a contractual or non-contractual increase that was granted subject to the Company’s full new business underwriting rules.

14.

YRT RATES FOR CONVERSIONS: The policy arising from the conversion shall continue on the same set of YRT rates as used for the original cession using the issue age and current duration of the original policy.

15.	RECAPTURE IN FORCE PERIOD:

20 Years for Single Life and Joint Life policies

Recapture will be in the form of a decrease in the quota share percentage ceded to the pool, which will apply to all in force business under this Agreement.

16.	NET AMOUNTS AT RISK:

Traditional Whole Life Products

The Net Amount at Risk is defined as the base face amount plus rider fact amount (if any) plus paid-up additions and/or one-year term additions (if any) less policy cash value.

Interest Sensitive Products

For Death Benefit Option 1, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus paid-up additions and/or one-year term additions (if any) less policy fund value.

For Death Benefit Option 2, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus paid-up additions and/or one-year term additions (if any).

EXHIBIT B

(Revised as of January 1, 2007)

For Death Benefit Option 3, the Net Amount at Risk is defined as the base face amount plus rider face amount (if any) plus the premium account less policy fund value (for cash accumulator only).

17.	LOANS AND DIVIDENDS: The Reinsurer shall not participate in policy loans nor be liable for any dividend payments.

18.	TRANSITIONAL POLICIES: Policies underwritten using the Company’s prior Underwriting Guidelines and issued between January 1, 2005 and March 31, 2005 will be reinsured under this Agreement.

19.

RETURN OF PREMIUM RIDER (ROP): For products issued with a Return of Premium Rider and which, also include No Lapse Guarantee protection the Return of Premium benefit amount is protected by the No Lapse Guarantee. The protection period will be either the first two policy years, or alternatively, the period required by local statute. After the first two years, (or other period required by local statute), if the cash value of the policy is calculated to be zero or less, the Return of Premium death benefit will be suspended from the total death benefit of the policy. If there is a claim during the suspension period, the Company will not pay the Return of Premium death benefit. Consequently, the Company will not pay any premiums to the Reinsurer in respect of this benefit during the suspension period.

If the Return of Premium death benefit is reinstated (subject to standard reinstatement provisions) the Company will not pay the Reinsurer premiums that would have been charged during the suspension period. The Company will pay the prospective premiums to the Reinsurer from the effective date the death benefit is reinstated.

20.	INCREASING PLANS/ RIDERS:

Non-Contractual Increase:

If the amount of reinsurance is increased as a result of a non-contractual change, the increase will be underwritten by the Company in accordance with its customary standards and procedures and will be considered new reinsurance under this Agreement. The Reinsurer’s approval is required if the original policy was reinsured on a facultative basis or if the new amount will cause the reinsured amount on the life to exceed the Automatic Binding Limits or the Jumbo Limits show in Exhibit D.

a.    Manulife Legacy Product

Policy increases subject to new underwriting evidence will be considered new business and such increases will only be ceded to this pool if the pool remains open to other new business.

b.    John Hancock Legacy Product

Policy increases subject to new underwriting evidence will be considered new business and will be reinsured under this pool regardless of whether this pool is open or closed to other new business.

c.    John Hancock Product

Policy increases subject to new underwriting evidence will be considered new business and will be reinsured under this pool regardless of whether this pool is open or closed to other new business.

Contractual Increase:

If life insurance on a reinsured policy is increased and the increase is not subject to new underwriting evidence, the Reinsurer will automatically accept this increase if the following criteria are met;

i.)	the increase(s) are scheduled and known at issue; or
ii.)	the ultimate death benefit has been capped at issue; and
iii.)	the total amount of reinsurance including the reinsurance required on the increases shall not exceed the Reinsurer’s Automatic Acceptance Limits outlined in Exhibit D.

EXHIBIT B

(Revised as of January 1, 2007)

For such increases the Company shall provide the Reinsurer with the ultimate death benefit amount of the increasing policy. The ultimate death benefit amount plus the in-force and pending formal application with all companies without deducting the amount to be replaced on the life insured shall not exceed the Jumbo limit, outlined in Exhibit D. Any routine and financial underwriting shall be based on the ultimate death benefit amount and the reinsurance rates applied to the increasing policy shall be based on the original issue age, duration since issuance of the original policy and the original underwriting classification.

Other increases not specified in this Agreement that are not subject to new underwriting evidence are not allowed under this Agreement.

Note: The above clause does not apply to increases attributable to maintaining the eligibility of a policy as life insurance under the internal Revenue Services (IRS) tax rules.

EXHIBIT C

(Revised as of January 1, 2007)

RETENTION LIMITS

Life:

Individual Corporate Retention Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl.9 – Tbl. 16
0-80	$20,000,000	$20,000,000	$10,000,000	$5,000,000
0-80 (Aviation)	$10,000,000	$10,000,000	Uninsurable or offer $10,000,000 with aviation exclusion for single life only	Uninsurable or offer $5,000,000 with aviation exclusion for single life only
81-85	$8,000,000	$8,000,000	$2,000,000	Uninsurable
86-90	$5,000,000	$2,000,000	Uninsurable	Uninsurable
Retention Reduction:
Retention is reduced by 50% for an Aviation risk

Survivorship Corporate Retention Limits:

a.	For age 0 – 80 equals the sum of the individual lives’ retention limits, not to exceed $20,000,000 or $25,000,000.
b.	If one of the lives is age 81 – 90 or is uninsurable, maximum retention limit (the sum of the individual lives’ retention limits) is $20,000,000.
c.	If both lives are age 81 – 90, the maximum retention (the sum of the individual lives’ retention limits) is $10,000,000.
d.	If one life on a survivorship exceeds the maximum mortality for his/her age or is uninsurable, the maximum retention is the single life retention that is available for the healthy life.

EXHIBIT D

(Revised as of January 1, 2007)

AUTOMATIC LIMITS

AUTOMATIC REINSURANCE POOL CAPACITY:

The following chart outlines the automatic pool capacity only. The Company’s retention is not included in these amounts. The following limits for the Automatic Reinsurance Pool Capacity apply to policies within the JUMBO limit. If the limits for the Automatic Reinsurance Pool Capacity are exceeded, the Company can submit the whole risk to reinsurers on a Facultative basis.

Individual Automatic Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl.9 – Tbl. 16
0 – 75	$40,000,000	$40,000,000	$40,000,000	$20,000,000
76 – 80	$40,000,000	$20,000,000	$15,000,000	$10,000,000
81 – 85	$15,000,000	$15,000,000	$5,000,000	Nil
86 – 90	$2,500,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl.9 – Tbl. 16
0 – 75	$50,000,000	$50,000,000	$50,000,000	$25,000,000
76 – 80	$25,000,000	$25,000,000	$25,000,000	$10,000,000
81 – 85	$5,000,000	$5,000,000	$5,000,000	Nil
86 – 90	$2,500,000	Nil	Nil	Nil

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS

Individual Automatic Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl.9 – Tbl. 16
0 – 75	$10,000,000	$10,000,000	$10,000,000	$5,000,000
76 – 80	$10,000,000	$5,000,000	$3,750,000	$2,500,000
81 – 85	$3,750,000	$3,750,00	$1,250,000	Nil
86 – 90	$625,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl.9 – Tbl. 16
0 – 75	$12,500,000	$12,500,000	$12,500,000	$6,250,000
76 – 80	$6,250,000	$6,250,000	$6,250,000	$2,500,000
81 – 85	$1,250,000	$1,250,000	$1,250,500	Nil
86 – 90	$625,000	Nil	Nil	Nil

AMENDMENT NO. 6

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, effective as of February 1, 2007 (the “Effective Date”), it is agreed that the following plan will be reinsured under the terms and conditions of the Agreement.

Acronym	Plan Name
ULG07	Protection Universal Life 2007

THEREFORE as of the Effective Date, the Company and the Reinsurer have agreed to amend the Agreement as follows:

Page 1 of Exhibit A-I, Plans, Riders and Benefits Reinsured has been amended to include the plan set forth in the table above. The amended Page 1 of Exhibit A-I attached hereto will replace the most current Page 1 of Exhibit A-I in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

a Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	March 21, 2007	Date:	March 30, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ Dana Hunt
Dana Hunt

Title:	AVP & Actuary	Title:	AVP & Actuary

Date:	July 6, 2007	Date:	July 6, 2007

EXHIBIT A-I

(Revised as of February 1, 2007)

PLANS, RIDERS, AND BENEFITS REINSURED

As of the Effective Date of this Agreement, the policies issued for the plans shown below are reinsured subject to the terms and conditions in this Agreement.

Riders and supplementary benefits shall be reinsured in accordance with the terms of the underlying policy and with the same type of Reinsurance Coverage (Exhibit B) used for the reinsurance of the base policy to which they are attached - unless stated otherwise.

Plans Reinsured
Acronym	Single Life Plans	Product Origin	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
PWL95	Premier Whole Life 1995	Manulife Legacy	April 1999		BI	January 1, 2005
PLAD2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAL2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAA2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAD2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAL2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAA2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VUL02	Venture VUL Protector 02	Manulife Legacy	September 2002		BI	January 1, 2005
MULLC	Universal Life Low Cost	Manulife Legacy	January 2003		BI	January 1, 2005
M3CVD	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
M3CVL	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
MUL04	Universal Life – 2004	Manulife Legacy	May 2004		BI	January 1, 2005
CUL	COLI Universal Life	Manulife Legacy	N/A		BI	January 1, 2005
CVUL	COLI Variable Universal Life	Manulife Legacy	May 2004		BI	January 1, 2005
ULG05	Protection UL 2005	John Hancock	January 2005		BI	January 1, 2005
VUL05	Variable Universal Life 2005	John Hancock	July 2005		BI	July 2005
CVL05	COLI Variable Universal Life 2005	John Hancock	November 2005		BI	November 2005
AUL06	Accumulation Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
AVL06	Accumulation Variable Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
ULG06	Protection Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
PUL06	Performance Universal Life 2006	John Hancock	July 2006		BI	July 31, 2006
ULG07	Protection Universal Life 2007	John Hancock	February 2007		BI	February 1, 2007

AMENDMENT NO. 8

TO REINSURANCE AGREEMENT NO. MH19CO3

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan)

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company and the Reinsurer have entered into Reinsurance Agreement No. MH19C03, effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, as of inception of this Agreement, the Company and the Reinsurer have agreed to correct the clerical error in the listing of the Issue Ages, in the Survivorship Automatic Limits tables outlined in Exhibit D to read 0 – 70 and 71 – 80 instead of 0 – 75 and 76 – 80 respectively; and

AND WHEREAS, as of June 1, 2007 (the Effective Date) the Company and the Reinsurer have also agreed to reduce the Survivorship Automatic Reinsurance Pool Capacity, outlined in Exhibit D of the Agreement as follows:

1.	For Issue Ages 0-70, Table 5 to 8, the amount will be reduced from $50,000,000 to $40,000,000; and

2.	For Issue Ages 0-70, Table 9 to 16, the amount will be reduced from $25,000,000 to $20,000,000.

THEREFORE the Agreement will be amended as follows:

1.	Exhibit D, revised as of January 1, 2007 and attached hereto will replace the Exhibit D outlined in Amendment No. 5 to the Agreement; and

2.	Exhibit D, revised as of June 1, 2007 and attached hereto will replace the most current Exhibit D in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	JUNE 19, 2007	Date:	June 28, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	Second VP & Actuary

Date:	Aug 1, 2007	Date:	Aug 2, 2007

EXHIBIT D

(Revised as of January 1, 2007)

AUTOMATIC LIMITS

AUTOMATIC REINSURANCE POOL CAPACITY:

The following chart outlines the automatic pool capacity only. The Company’s retention is not included in these amounts. The following limits for the Automatic Reinsurance Pool Capacity apply to policies within the JUMBO limit. If the limits for the Automatic Reinsurance Pool Capacity are exceeded, the Company can submit the whole risk to reinsurers on a Facultative basis.

Individual Automatic Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 75	$40,000,000	$40,000,000	$40,000,000	$20,000,000
76 – 80	$40,000,000	$20,000,000	$15,000,000	$10,000,000
81 – 85	$15,000,000	$15,000,000	$5,000,000	Nil
86 – 90	$2,500,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 70	$50,000,000	$50,000,000	$50,000,000	$25,000,000
71– 80	$25,000,000	$25,000,000	$25,000,000	$10,000,000
81 – 85	$5,000,000	$5,000,000	$5,000,000	Nil
86 – 90	$2,500,000	Nil	Nil	Nil

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS

Individual Automatic Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 75	$10,000,000	$10,000,000	$10,000,000	$5,000,000
76 – 80	$10,000,000	$5,000,000	$3,750,000	$2,500,000
81 – 85	$3,750,000	$3,750,00	$1,250,000	Nil
86 – 90	$625,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 70	$12,500,000	$12,500,000	$12,500,000	$6,250,000
71– 80	$6,250,000	$6,250,000	$6,250,000	$2,500,000
81 – 85	$1,250,000	$1,250,000	$1,250,500	Nil
86 – 90	$625,000	Nil	Nil	Nil

EXHIBIT D

(Revised as of June 1, 2007)

AUTOMATIC LIMITS

AUTOMATIC REINSURANCE POOL CAPACITY:

The following chart outlines the automatic pool capacity only. The Company’s retention is not included in these amounts. The following limits for the Automatic Reinsurance Pool Capacity apply to policies within the JUMBO limit. If the limits for the Automatic Reinsurance Pool Capacity are exceeded, the Company can submit the whole risk to reinsurers on a Facultative basis.

Individual Automatic Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – TbI. 16
0 – 75	$40,000,000	$40,000,000	$40,000,000	$20,000,000
76 – 80	$40,000,000	$20,000,000	$15,000,000	$10,000,000
81 – 85	$15,000,000	$15,000,000	$5,000,000	Nil
86 – 90	$2,500,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 70	$50,000,000	$50,000,000	$40,000,000	$20,000,000
71–80	$25,000,000	$25,000,000	$25,000,000	$10,000,000
81 – 85	$5,000,000	$5,000,000	$5,000,000	Nil
86–90	$2,500,000	Nil	Nil	Nil

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS

Individual Automatic Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 75	$10,000,000	$10,000,000	$10,000,000	$5,000,000
76 – 80	$10,000,000	$5,000,000	$3,750,000	$2,500,000
81 – 85	$3,750,000	$3,750,00	$1,250,000	Nil
86 – 90	$625,000	Nil	Nil	Nil

Survivorship Automatic Limits (based on the better life):

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0 – 70	$12,500,000	$12,500,000	$10,000,000	$5,000,000
71 – 80	$6,250,000	$6,250,000	$6,250,000	$2,500,000
81 – 85	$1,250,000	$1,250,000	$1,250,500	Nil
86 – 90	$625,000	Nil	Nil	Nil

AMENDMENT NO. 9

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, effective as of July 16, 2007 (the “Effective Date”), it is agreed that the following plan will be reinsured under the terms and conditions of the Agreement.

Acronym	Plan Name
SVL07	Survivorship Variable UL 2007

THEREFORE as of the Effective Date, the Company and the Reinsurer have agreed to amend the Agreement as follows:

Page 2 of Exhibit A-I, Plans, Riders and Benefits Reinsured has been amended to include the plan set forth in the table above. The revised Page 2 of Exhibit A-I attached hereto will replace the most current Page 2 of Exhibit A-I in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	July 19, 2007	Date:	July 24, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	Second VP & Actuary

Date:	Nov 1, 2007	Date:	Nov 1, 2007

EXHIBIT A-I

(Revised as of July 16, 2007)

Plans Reinsured
Acronym	Survivorship Plans	Product Origin	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
TMS97	Survivorship 97	Manu life Legacy	January 1997		BII	January 1, 2005
STREM	Survivorship Term	Manu life Legacy	January 1999		BII	January 1, 2005
S2CVD	Survivorship Universal Life (CV Enhancement)	Manu life Legacy	January 2003		BII	January 1, 2005
S2CVL	Survivorship Universal Life (CV Enhancement)	Manu life Legacy	January 2003		BII	January 1, 2005
SVL03	Survivorship Venture VUL	Manu life Legacy	March 2003		BII	January 1, 2005
SUL04	Survivorship Universal Life 2004	Manu life Legacy	February 2004		BII	January 1, 2005
SULG6	Protection Survivorship UL G 2006	John Hancock	May 2006		BII	May 1, 2006
PSUL6	Performance Survivorship Universal Life 2006	John Hancock	September 2006		BII	September 25, 2006
SVL07	Survivorship Variable UL 2007	John Hancock	July 2007		BII	July 16, 2007

Product Origin:

Manulife Legacy - Manulife pre-merger products

John Hancock - Post merger products

John Hancock Legacy - JHVLICO and JHLICO pre-merger products

Riders & Benefits Reinsured
Acronym	Rider / Benefit	Acronym	Rider / Benefit
AL	Additional Life Rider	PPR	Policy Protection Rider
N/A	Maturity Extension (applicable to all plans)	PSO	Policy Split Option Rider
CEO	Cash Enhancement Option	ROP	Return of Premium
ChLI	Change of Life Insured	ROPE	Return of Premium Payable on the Last Death
ENLG	Extended No Lapse Guarantee	N/A	6 Month Exchange (applicable to all plans)
LP	Life Plus	STI (SIO)	Supplementary Term Insurance
SFA	Supplemental Face Amount

Note: The acronyms listed above represent base plan, rider or benefit codes. Variations of these codes exist based on how these plans, riders or benefits are funded and or administered. The variations of the base plan, rider or benefit codes are not listed in this treaty, but will appear on billing and in-force reports.

AMENDMENT NO. 10

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan)

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company and the Reinsurer have entered into Reinsurance Agreement No. MH19C03, effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the risk of Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, effective as of June 1, 2006 (the “Effective Date”), the Company and the Reinsurer have agreed to amend the Agreement to include additional details regarding foreign travel underwriting limitations;

THEREFORE as of the Effective Date, the Company and the Reinsurer amend the Notes section of Exhibit D of the Agreement to include the following:

Foreign Travel Underwriting

The Reinsurer acknowledges that the Company is required to conform to state law requirements governing consideration of past and/or future lawful travel in its underwriting policies and procedures, and the Reinsurer will not decline business ceded to the automatic reinsurance pool under this Agreement that has been underwritten in conformity with these requirements and issued on the basis of its usual underwriting criteria.

As applied to U.S. citizens or permanent residents that have indicated an intention to travel to Israel, the Company’s underwriting policies and procedures permit policies to be issued on the basis of its usual underwriting criteria, provided that the travel period is limited to eight weeks annually or less and is not expected to include travel to the West Bank, Gaza Strip or Golan Heights. These policies and procedures may be conformed as appropriate to meet state law requirements governing consideration of past and/or future lawful travel.

The revised Exhibit D, page 3 attached, shall replace the current Exhibit D, page 3 in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Nov. 26, 2007	Date:	Dec. 4, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	VP & Actuary

Date:	April 10, 2008	Date:	April 18, 2008

EXHIBIT D

(Revised as of June 1, 2006)

•	Foreign Travel Underwriting

The Reinsurer acknowledges that the Company is required to conform to state law requirements governing consideration of past and/or future lawful travel in its underwriting policies and procedures, and the Reinsurer will not decline business ceded to the automatic reinsurance pool under this Agreement that has been underwritten in conformity with these requirements and issued on the basis of its usual underwriting criteria.

As applied to U.S. citizens or permanent residents that have indicated an intention to travel to Israel, the Company’s underwriting policies and procedures permit policies to be issued on the basis of its usual underwriting criteria, provided that the travel period is limited to eight weeks annually or less and is not expected to include travel to the West Bank, Gaza Strip or Golan Heights. These policies and procedures may be conformed as appropriate to meet state law requirements governing consideration of past and/or future lawful travel.

Jumbo Limits:

The Jumbo Limit is defined as the total amount in-force and pending formal applications with all companies, without deducting the amounts to be replaced

Issue Age	Super Preferred – Table 16
0-80	$65,000,000
81-90	$50,000,000

Notes:

•	The Jumbo Limit for Entertainment and Professional Athletes apply to Issue Ages 0-80 only.

•	The Jumbo Limits for Aviation risks are reduced proportionately according to the Company’s normal retention reduction

AMENDMENT NO. 11

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

WHEREAS, effective as of September 12, 2007 (the “Effective Date”), the Company and the Reinsurer agree that the following plan, which includes the new Standard Plus underwriting classification, will be reinsured under the terms and conditions of the Agreement;

Acronym	Plan Name
ULG7R	Protection UL-G Re-priced 2007R

AND WHEREAS, the Reinsurer has introduced new pricing factors applicable to plans under policies having the additional underwriting class, Standard, Plus;

THEREFORE as of the Effective Date, the Company and the Reinsurer have agreed to amend the Agreement as follows:

1.

Page 1 of Exhibit A-I; Plans, Riders and Benefits Reinsured has been revised to include the plan set forth in the table above. The revised Page 1 of Exhibit A-I attached hereto will replace the most current Page 1 of Exhibit A-I in the Agreement; and

2.

Exhibit B-I; Single Life, Instructions for Administration – YRT Premium Rates, section 2, has been revised to include new pricing factors for single life policies with plans that have six underwriting classes. The revised Exhibit B-I attached hereto will replace the most current Exhibit B-I in the Agreement; and

3.

Exhibit B-II; Survivorship Life, Instructions for Administration – YRT Premium Rates, section 2 (ii) has been revised to include pricing factors for survivorship policies with plans that have six underwriting classes. The revised Exhibit B-II attached hereto will replace the most current Exhibit B-II in the Agreement; and

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Nov. 26, 2007	Date:	Dec. 4, 2007

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	VP & Actuary

Date:	March 6, 2008	Date:	March 6 , 2008

EXHIBIT A-I

(Revised as of September 12, 2007)

PLANS, RIDERS, AND BENEFITS REINSURED

As of the Effective Date of this Agreement, the policies issued for the plans shown below are reinsured subject to the terms and conditions in this Agreement.

Riders and supplementary benefits shall be reinsured in accordance with the terms of the underlying policy and with the same type of Reinsurance Coverage (Exhibit B) used for the reinsurance of the base policy to which they are attached - unless stated otherwise.

Plans Reinsured
Acronym	Single Life Plans	Product Origin	Plan Launch	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
PWL95	Premier Whole Life 1995	Manulife Legacy	April 1999		BI	January 1, 2005
PLAD2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAL2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAA2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAD2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAL2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAA2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VUL02	Venture VUL Protector 02	Manulife Legacy	September 2002		BI	January 1, 2005
MULLC	Universal Life Low Cost	Manulife Legacy	January 2003		BI	January 1, 2005
M3CVD	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
M3CVL	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
MUL04	Universal Life – 2004	Manulife Legacy	May 2004		BI	January 1, 2005
CUL	COLI Universal Life	Manulife Legacy	N/A		BI	January 1, 2005
CVUL	COLI Variable Universal Life	Manulife Legacy	May 2004		BI	January 1, 2005
ULG05	Protection UL 2005	John Hancock	January 2005		BI	January 1, 2005
VUL05	Variable Universal Life 2005	John Hancock	July 2005		BI	July 2005
CVL05	COLI Variable Universal Life 2005	John Hancock	November 2005		BI	November 2005
AUL06	Accumulation Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
AVL06	Accumulation Variable Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
ULG06	Protection Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
PULO6	Performance Universal Life 2006	John Hancock	July 2006		BI	July 31, 2006
ULGO7	Protection Universal Life 2007	John Hancock	February 2007		BI	February 1, 2007
ULG7R	Protection UL-G Re-priced 2007R	John Hancock	September 2007		BI	September 12, 2007

EXHIBIT B-I

(Revised as of September 12, 2007)

SINGLE LIFE

INSTRUCTIONS FOR ADMINISTRATION - YRT PREMIUM RATES

1.

All business will be reinsured on a Preferred Smoker / Standard Smoker / Super Preferred Non-smoker / Preferred Non-smoker / Standard Plus Non-smoker / Residual Non-smoker basis, and the Company will indicate to the Reinsurer the underwriting classification of all policies reinsured hereunder.

2.	The life reinsurance rates are shown on a per thousand dollar basis and shall be calculated using the [*]. The rates are shown on a per thousand dollar basis.

The appropriate percentage (pricing factor) of the attached rates, indicated in the following table, will be applied to single life policies except that the first policy year rate will be [*].

Effective as of January 1, 2005:

For Polices with five Underwriting Classes:
Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

For Policies with four Underwriting Classes:
Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

Effective as of September 12, 2007 (the following table has been added):

For Polices with six Underwriting Classes:
Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Plus Non-Smoker	[*]%	[*]%
Residual Non-Smoker	[*]%	[*]%
Aggregate Non-Smoker**	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

** The Aggregate Standard NS pricing factors are used only when calculating substandard premiums for non-smoker risks.

EXHIBIT B-I

(Revised as of September 12, 2007)

3.

(i) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, the attached standard YRT rates apply. Multiply the rates by the appropriate mortality factor to determine the reinsurance premium.

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

(ii) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company’s interest sensitive products reinsured hereunder, the attached standard rates apply. The rates are increased by twenty-five percent (25%) for each table of substandard mortality and are adjusted for multiple table extras using the following formula:

YRTraterated = 1000 x { min[l-(l-YRTrateunrated /1000)multiple rating , 1] }

•	the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

4.	FLAT EXTRAS: On all cessions, the due proportion of any extra premiums payable on account of additional mortality risk shall be payable to the Reinsurer.

5.	ALLOWANCES ON FLAT EXTRAS:

Temporary Flat Extras (Less Than Or Equal To 5 Years):

90% of the flat extras per $1,000 are added to the appropriate single life YRT rate (i.e., net of the 10% reinsurance allowance for temporary flat extras).

Permanent Flat Extras (Or Temporary Flat Extras Greater Than 5 Years):

25% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in year 1, and 90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in renewal years (i.e., net of 75% reinsurance allowance for first year and net of 10% reinsurance allowance for renewal years for permanent flat extras).

6.	MATURITY EXTENSION FEATURE:

At attained age 100, all reinsurance premiums cease.

EXHIBIT B-II

(Revised as of September 12, 2007)

SURVIVORSHIP LIFE

INSTRUCTIONS FOR ADMINISTRATION -YRT PREMIUM RATES

1.

All business will be reinsured on a Preferred Smoker / Standard Smoker / Super Preferred Non-smoker / Preferred Non-smoker / Standard Plus Non-smoker / Residual Non-smoker basis, and the Company will indicate to the Reinsurer the underwriting classification of all policies reinsured hereunder.

The life reinsured rates are shown on a per thousand dollar basis and shall be calculated as follows:

2.	(i) Choose the appropriate single life YRT rates per $1,000, which vary by gender, issue age, and underwriting class.

(ii) Multiply the Mortality Table by the appropriate percentage as follows:

  Effective as of January 1, 2005:

  For Polices with five Underwriting Classes:

Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

  For Policies with four Underwriting Classes:

Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Preferred Non-Smoker	[*]%	[*]%
Standard Non-Smoker	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

  Effective as of September 12, 2007 (the following table has been added):

  For Polices with six Underwriting Classes:

Underwriting Class	Rate as a function of [*]
	Issue Ages < 50	Issue Ages ≥ 50
Super Preferred Non-Smoker	[*]%	[*]%
Preferred Non-Smoker	[*]%	[*]%
Standard Plus Non-Smoker	[*]%	[*]%
Residual Non-Smoker	[*]%	[*]%
Aggregate Non-Smoker**	[*]%	[*]%
Preferred Smoker	[*]%	[*]%
Standard Smoker	[*]%	[*]%

** The Aggregate Standard NS pricing factors are used only when calculating substandard premiums for non-smoker risks.

EXHIBIT B-II

(Revised as of September 12, 2007)

(iii) “Blend” the two single life YRT rates using the Frasierization calculation.

(iv) For first year, set the premium to [*].

(v) For renewal years, take the larger of [*] per $1,000 or the YRT rate developed in (i) to (iii) above.

3.

(i) MULTIPLE EXTRAS: For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, the attached standard YRT rates apply. Multiply the rates by the appropriate mortality factor below. The single life rates are adjusted with the appropriate multiple extras prior to the Frasierization calculation.

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

Note: On survivorship policies where one life is uninsurable, the uninsurable risk will be assigned a rating up-to and including 5000%.

(ii) MULTIPLE EXTRAS: YRT rates are increased by 25% for each table of substandard mortality. For Survivorship life business, the single life rates are adjusted with the appropriate multiple extras prior to the application of the Frasierization calculation.

Single Life YRT rates for Interest Sensitive Products are adjusted for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(l-YRTrateunrated/1000)multiple rating , 1] }

Single Life YRT rates for Traditional Whole Life Products are adjusted for multiple table extras using the following formula:

YRTraterated = YRTrateunrated x Multiple Rating

*  the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

The single life rates are adjusted with the appropriate multiple extras prior to the Frasierization calculation.

4.	FLAT EXTRAS: The single life YRT rates are adjusted for ally flat extras.

EXHIBIT B-II

(Revised as of September 12, 2007)

5.	ALLOWANCES ON FLAT EXTRAS:

Temporary Flat Extras (Less Than Or Equal To 5 Years):

90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) prior to the application of the Frasierization calculation (i.e., net of 10% reinsurance allowance for temporary flat extras).

Permanent Flat Extras (Or Temporary Flat Extras Greater Than 5 Years):

25% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in year 1, and 90% of the flat extras per $1,000 are added to the appropriate single life YRT rate(s) in renewal years, prior to the application of the Frasierization calculation (i.e., net of 75% reinsurance allowance for first year and net of 10% reinsurance allowance for renewal years for permanent flat extras).

6.	POLICY SPLIT OPTION RIDER:

For Survivorship Second-to-Die policies issued with a PSO rider, when the Policy Split Option is exercised, single life YRT reinsurance premiums will be applied point-in-scale.

7.	MATURITY EXTENSION FEATURE:

At attained age 100 of the younger or surviving life (as applicable to the original policy form), all reinsurance premiums cease.

AMENDMENT NO. 12

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

WHEREAS, effective as of January 28, 2008 (the “Effective Date”), the Company and the Reinsurer agree that the following plans, will be reinsured under the terms and conditions of the Agreement;

Acronym	Plan Name
PUL08	Performance Universal Life 2008
SULG8	Protection Survivorship UL G 2008

THEREFORE as of the Effective Date, the Company and the Reinsurer have agreed to amend the Agreement as follows:

Exhibit A-I, Plans, Riders and Benefits Reinsured has been revised to include the plans set forth in the table above. The revised Exhibit A-I attached hereto will replace the most current Exhibit A-I in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

a Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Feb 20/08	Date:	Feb 25/08

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	VP & Actuary

Date:	March 28, 2008	Date:	March 31, 2008

EXHIBIT A-I

(Revised as of January 28, 2008)

PLANS, RIDERS, AND BENEFITS REINSURED

As of the Effective Date of this Agreement, the policies issued for the plans shown below are reinsured subject to the terms and conditions in this Agreement.

Riders and supplementary benefits shall be reinsured in accordance with the terms of the underlying policy and with the same type of Reinsurance Coverage (Exhibit B) used for the reinsurance of the base policy to which they are attached - unless stated otherwise.

Plans Reinsured
Acronym	Single Life Plans	Product Origin	Historical Launch Date	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
PWL95	Premier Whole Life 1995	Manulife Legacy	April 1999		BI	January 1, 2005
PLAD2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAL2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAA2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAD2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAL2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAA2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VUL02	Venture VUL Protector 02	Manulife Legacy	September 2002		BI	January 1, 2005
MULLC	Universal Life Low Cost	Manulife Legacy	January 2003		BI	January 1, 2005
M3CVD	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
M3CVL	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
MUL04	Universal Life - 2004	Manulife Legacy	May 2004		BI	January 1, 2005
CUL	COLI Universal Life	Manulife Legacy	N/A		BI	January 1, 2005
CVUL	COLI Variable Universal Life	Manulife Legacy	May 2004		BI	January 1, 2005
ULG05	Protection UL 2005	John Hancock	January 2005		BI	January 1, 2005
VUL05	Variable Universal Life 2005	John Hancock	July 2005		BI	July 2005
CVL05	COLI Variable Universal Life 2005	John Hancock	November 2005		BI	November 2005
AUL06	Accumulation Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
AVL06	Accumulation Variable Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
ULG06	Protection Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
PUL06	Performance Universal Life 2006	John Hancock	July 2006		BI	July 31, 2006
ULG07	Protection Universal Life 2007	John Hancock	February 2007		BI	February 1, 2007
ULG7R	Protection UL-G Re-priced 2007R	John Hancock	September 2007		BI	September 12, 2007
PUL08	Performance Universal Life 2008	John Hancock	January 2008		BI	January 28, 2008

EXHIBIT A-I

(Revised as of January 28, 2008)

Plans Reinsured
Acronym	Survivorship Plans	Product Origin	Historical Launch Date	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
TMS97	Survivorship 97	Manulife Legacy	January 1997		BII	January 1, 2005
STERM	Survivorship Term	Manulife Legacy	January 1999		BII	January 1, 2005
S2CVD	Survivorship Universal Life (CV Enhancement)	Manulife Legacy	January 2003		BII	January 1, 2005
S2CVL	Survivorship Universal Life (CV Enhancement)	Manulife Legacy	January 2003		BII	January 1, 2005
SVL03	Survivorship Venture VUL	Manulife Legacy	March 2003		BII	January 1, 2005
SUL04	Survivorship Universal Life 2004	Manulife Legacy	February 2004		BII	January 1, 2005
SULG6	Protection Survivorship UL G 2006	John Hancock	May 2006		BII	May 1, 2006
PSUL6	Performance Survivorship Universal Life 2006	John Hancock	September 2006		BII	September 25, 2006
SVL07	Survivorship Variable UL 2007	John Hancock	July 2007		BII	July 16, 2007
SULG8	Protection Survivorship UL G 2008	John Hancock	January 2008		BII	January 28, 2008

Product Origin:

Manulife Legacy - Manulife pre-merger products

John Hancock - Post merger products

John Hancock Legacy - JHVLICO and JHLICO pre-merger products

Plans Reinsured
Acronym	Rider / Benefit	Acronym	Rider / Benefit
AL	Additional Life Rider	PPR	Policy Protection Rider
N/A	Maturity Extension (applicable to all plans)	PSO	Policy Split Option
CEO	Cash Enhancement Option	ROP	Return of Premium
ChLI	Change of Life Insured	ROPE	Return of Premium Payable on the Last Death
ENLG	Extended No Lapse Guarantee	N/A	6 Month Exchange (applicable to all plans)
LP	Life Plus	STI (SIO)	Supplementary Term Insurance
SFA	Supplemental Face Amount

Note: The acronyms listed above represent base plan, rider or benefit codes. Variations of these codes exist based on how these plans, riders or benefits are funded and or administered. The variations of the base plan, rider or benefit codes are not listed in this treaty, but will appear on billing and in-force reports.

AMENDMENT NO. 13

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan)

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company and the Reinsurer have entered into Reinsurance Agreement No MH19C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

AND WHEREAS, as of January 31, 2008 (the Effective Date) the Company’s Retention Limits, outlined in Exhibit C of the Agreement were increased as follows:

1.	For Issue Ages 81-85, Standard to Table 4, the amount will be increased from $8,000,000 to $10,000,000; and
2.	For Issue Ages 86-90, Standard, the amount will be increased from $5,000,000 to $7,500,000.

THEREFORE as of the Effective Date, Exhibit C, Retention Limits, of the Agreement has been revised as outlined above. The revised Exhibit C, attached hereto will replace the current Exhibit C in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

a Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	Mar 9/08	Date:	Mar 24/08

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	VP & Actuary

Date:	June 3, 2008	Date:	June 3, 2008

EXHIBIT C

(Revised as of January 31, 2008)

RETENTION LIMITS

Effective as of January 1, 2005 to January 30, 2008:

Single Life Corporate Retention Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0-80	$20,000,000	$20,000,000	$10,000,000	$5,000,000
0-80 (Aviation)	$10,000,000	$10,000,000	Uninsurable or offer $10,000,000 with aviation exclusion for single life only	Uninsurable or offer $5,000,000 with aviation exclusion for single life only
81-85	$8,000,000	$8,000,000	$2,000,000	Uninsurable
86-90	$5,000,000	$2,000,000	Uninsurable	Uninsurable
Retention Reduction: Retention is reduced by 50% for an Aviation risk.

Survivorship Corporate Retention Limits:

a	If both lives are age 0 – 80, then retention equals the sum of the individual lives’ retention limits, not to exceed a maximum of $25,000,000.
b

If one of the lives is age 81 – 90 or is uninsurable and the other life is age 80 or younger, the maximum retention limit is $20,000,000 (the sum of the individual lives’ retention limits). This retention is based on the mortality rating of both lives.

c	If both lives are age 81 – 90, the maximum retention is $10,000,000 (the sum of the individual lives’ retention limits). This retention is based on the mortality rating of both lives.
d	If one life on a survivorship exceeds the maximum mortality for his/her age or is uninsurable, the maximum retention is the single life retention that is available for the healthy life.

EXHIBIT C

(Revised as of January 31, 2008)

Effective as of January 31, 2008:

Single Life Corporate Retention Limits:

Issue Age	Super Pref./ Pref./ Std	Tbl. 1 – Tbl. 4	Tbl. 5 – Tbl. 8	Tbl. 9 – Tbl. 16
0-80	$20,000,000	$20,000,000	$10,000,000	$5,000,000
0-80 (Aviation)	$10,000,000	$10,000,000	Uninsurable or offer $10,000,000 with aviation exclusion for single life only	Uninsurable or offer $5,000,000 with aviation exclusion for single life only
81-85	$10,000,000	$10,000,000	$2,000,000	Uninsurable
86-90	$7,500,000	$2,000,000	Uninsurable	Uninsurable
Retention Reduction: Retention is reduced by 50% for an Aviation risk.

Survivorship Corporate Retention Limits:

e	If both lives are age 0 – 80, then retention equals the sum of the individual lives’ retention limits, not to exceed a maximum of $25,000,000.
f

If one of the lives is age 81 – 90 or is uninsurable and the other life is age 80 or younger, the maximum retention limit is $20,000,000 (the sum of the individual lives’ retention limits). This retention is based on the mortality rating of both lives.

g	If both lives are age 81 – 90, the maximum retention is $10,000,000 (the sum of the individual lives’ retention limits). This retention is based on the mortality rating of both lives.
h	If one life on a survivorship exceeds the maximum mortality for his/her age or is uninsurable, the maximum retention is the single life retention that is available for the healthy life.

AMENDMENT NO. 15

TO REINSURANCE AGREEMENT NO. MH19C03

BETWEEN:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

(hereinafter referred to as “the Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

(hereinafter referred to as “the Reinsurer”)

WHEREAS the Company, and the Reinsurer have entered into Reinsurance Agreement No MHI9C03 effective January 1, 2005 (the “Agreement”), under which the Reinsurer has agreed to accept a portion of the Life insurance policies, benefits and riders for plans described therein, subject to the terms and conditions of the Agreement;

WHEREAS, effective as of July 14, 2008 (the “Effective Date”), the Company and the Reinsurer agree that the following plan, will be reinsured under the terms and conditions of the Agreement;

Acronym	Plan Name
ULG08	Protection UL-G Re-priced 2008

THEREFORE as of the Effective Date, the Company and the Reinsurer have agreed to amend the Agreement as follows:

Page 1 of Exhibit A-I, Plans, Riders and Benefits Reinsured has been revised to include the plan set forth in the table above. The revised Page 1 of Exhibit A-I attached hereto will replace the most current Page I of Exhibit A-I in the Agreement.

All other terms and provisions of the Agreement not specifically modified herein, remain unchanged, and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment by their authorized signatories below.

Signed for and on behalf of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

of Bloomfield Hills, Michigan

By:	/s/ Jonathan Porter	By:	/s/ Zahir Bhanji
	Jonathan Porter		Zahir Bhanji

Title:	VP and CFO, US Insurance	Title:	AVP Product Development

Date:	July 22/08	Date:	July 24/08

Signed for and on behalf of

MUNICH AMERICAN REASSURANCE COMPANY

of Atlanta, Georgia

By:	/s/ Unknown	By:	/s/ James M. Filmore
James M. Filmore

Title:	AVP & Actuary	Title:	VP & Actuary

Date:	Aug 18, 2008	Date:	Aug 18, 2008

EXHIBIT A-I

(Revised as of July 14, 2008)

PLANS, RIDERS, AND BENEFITS REINSURED

As of the Effective Date of this Agreement, the policies issued for the plans shown below are reinsured subject to the terms and conditions in this Agreement.

Riders and supplementary benefits shall be reinsured in accordance with the terms of the underlying policy and with the same type of Reinsurance Coverage (Exhibit B) used for the reinsurance of the base policy to which they are attached - unless stated otherwise.

Plans Reinsured
Acronym	Single Life Plans	Product Origin	Historical Launch Date	Termination Date of Plan	Exhibit Ref.	Rate Start Date	Rate Ending Date
PWL95	Premier Whole Life 1995	Manulife Legacy	April 1999		BI	January 1, 2005
PLAD2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
PLAL2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		Bl	January 1, 2005
PLAA2	EPVUL Variable Universal Life 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAD2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAL2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VLAA2	Venture VUL Accumulator 02	Manulife Legacy	July 2002		BI	January 1, 2005
VUL02	Venture VUL Protector 02	Manulife Legacy	September 2002		BI	January 1, 2005
MULLC	Universal Life Low Cost	Manulife Legacy	January 2003		BI	January 1, 2005
M3CVD	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
M3CVL	Universal Life 2003 (CV Enhancement)	Manulife Legacy	July 2003		BI	January 1, 2005
MUL04	Universal Life - 2004	Manulife Legacy	May 2004		BI	January 1, 2005
CUL	COLI Universal Life	Manulife Legacy	N/A		BI	January 1, 2005
CVUL	COLI Variable Universal Life	Manulife Legacy	May 2004		BI	January 1, 2005
ULG05	Protection UL 2005	John Hancock	January 2005		BI	January 1, 2005
VUL05	Variable Universal Life 2005	John Hancock	July 2005		BI	July 2005
CVL05	COLI Variable Universal Life 2005	John Hancock	November 2005		BI	November 2005
AUL06	Accumulation Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
AVL06	Accumulation Variable Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
ULG06	Protection Universal Life 2006	John Hancock	January 2006		BI	January 20, 2006
PUL06	Performance Universal Life 2006	John Hancock	July 2006		BI	July 31, 2006
ULG07	Protection Universal Life 2007	John Hancock	February 2007		BI	February 1, 2007
ULG7R	Protection UL-G Re-priced 2007R	John Hancock	September 2007		BI	September 12, 2007
PUL08	Performance Universal Life 2008	John Hancock	January 2008		BI	January 28, 2008
ULG08	Protection UL-G Re-priced 2008	John Hancock	July 2008		BI	July 14, 2008